PAINEWEBBER FUNDS
                          1285 Avenue of the Americas
                            New York, New York 10019

                                                               February 28, 1996

Dear Shareholder:

    Enclosed is a proxy statement asking you to vote in favor of several proposals relating to the management and operation of your Fund.

    As I wrote to you in my letter of January 22, after we acquired the Kidder, Peabody mutual funds last February, our enlarged menu of funds was confusing--too many had overlapping objectives or were too narrowly focused. We consolidated 33 long-term, open-end funds into 21 by focusing on those types of funds most investors want. This consolidation allowed us to lower expense ratios (in most cases) and to clarify fund names. These votes are the final phase of that fund consolidation.

    Special meetings of your Fund and of other Funds within the PaineWebber fund complex are being held on April 10, 1996 to consider these proposals and to transact any other business that may properly come before the meetings. In the past, when we have solicited proxies for your Fund, we usually have enclosed a proxy statement directed solely to the shareholders of your Fund. This time, however, shareholders of several Funds are being asked to approve many of the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, in order to save money, one proxy statement has been prepared for these Funds. This proxy statement contains detailed information about each of the proposals relating to your Fund, and we recommend that you read it carefully. However, we have also attached some Questions and Answers that we hope will assist you in evaluating the proposals that apply to all of the Funds.

    We have retained an outside firm that specializes in proxy solicitation to assist us with any necessary follow-up. If we have not received your vote as the meeting date approaches, you may receive a telephone call from Shareholder Communications Corporation to ask for your vote. We hope that their telephone call does not inconvenience you.

    Thank you for your attention to this matter and for your continuing investment in the Funds.

                                          Very truly yours,


                                          /s/ Margo N. Alexander
                                          Margo N. Alexander
                                          President

 Proxy cards for each of your Funds are enclosed along with the proxy statement. Please vote your shares today by signing and returning each enclosed proxy card in the postage prepaid envelope provided. The Board of your Fund recommends that you vote "FOR" each proposal.

                             QUESTIONS AND ANSWERS

Q:    WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A:    The purpose of this proxy is to ask you to vote on several primary issues:

      . to elect ten Board members,

      . to approve changes to your Fund's fundamental investment restrictions, and

      . for PaineWebber High Income Fund, to approve a change to its investment objective.

      In addition, you are being asked to ratify the selection of your Fund's independent auditors.

Q:    WHY AM I RECEIVING PROXY INFORMATION ON FUNDS THAT I DO NOT OWN?

A:    In the past, when we have solicited proxies for your Fund, we have usually enclosed a proxy statement directed solely to the shareholders of one Fund. This time, however, shareholders of several Funds are being asked to approve many of the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, in order to save money, one proxy statement has been prepared for these Funds.

Q:    WHY ARE YOU RECOMMENDING A UNIFIED BOARD FOR THE FUNDS?

A:    A Corporate Governance Task Force, comprised of a number of the Funds' existing Board
      Members, assisted by Mitchell Hutchins representatives, recommended to the Fund
      Boards, and they agreed, that PaineWebber funds should be governed by larger Boards composed of the same members. The Task Force concluded that this "unified" Board structure benefits the Funds by creating a diverse, experienced group of Board members who understand the operations of the PaineWebber funds and are exposed to the wide variety of issues that arise from overseeing different types of funds.

Q:    WHY HAS THE BOARD BEEN EXPANDED TO TEN MEMBERS?

A:    At the recommendation of the Corporate Governance Task Force, each Fund's Board has been expanded to include ten members, seven of whom would be independent. The Task
      Force considered issues relating to the management and long-term welfare of the
      Funds. It recommended, and the Boards agreed to adopt, an expanded Board as part of an overall plan to coordinate and enhance the efficiency of the governance of the
      Funds. Expanding the size of the Boards is intended to facilitate the increased use of Board committees for different purposes, including the periodic review of the
      Funds' contractual and audit arrangements. The Fund Boards approved the Task Force recommendations and nominated ten individuals drawn primarily from the existing
      Boards.

Q:    WILL THE PROPOSED CHANGES RESULT IN HIGHER ADVISORY FEES?

A:    No. The advisory and administrative fees charged to each Fund will remain the same.

Q:    WHAT ARE "FUNDAMENTAL" INVESTMENT RESTRICTIONS, AND WHY ARE THEY BEING CHANGED?

A:    A Fund's "fundamental" investment restrictions are limitations placed on a Fund's investment policies that can be changed only by a shareholder vote--even if the changes are minor. The law requires certain investment policies to be designated as fundamental. Each Fund adopted a number of fundamental investment restrictions when the Fund was created, and many of those fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Others reflect regulatory requirements that, while still in effect, do not need to be classified as fundamental restrictions.

      The Funds' Boards believe that fundamental investment restrictions that are not legally required should be eliminated and that the remaining fundamental restrictions should be modernized and made more uniform. The Boards believe that the proposed changes to the Funds' fundamental investment restrictions will provide greater flexibility. The proposed changes also will eliminate minor differences in wording that may give rise to unintended differences in effect or interpretation among funds in the PaineWebber fund complex.

Q:    DO THE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS MEAN THAT MY FUND'S
      INVESTMENT OBJECTIVE IS BEING CHANGED?

A:    No. PaineWebber High Income Fund is the only Fund for which a change in an investment objective is being proposed.

Q:    WHAT WILL BE THE EFFECT OF THE PROPOSED CHANGES TO MY FUND'S FUNDAMENTAL
      RESTRICTIONS?

A:    The Boards do not believe that the proposed changes to fundamental investment restrictions will result at this time in a material change in the level of investment risk for any Fund. However, the changes will allow each Fund greater flexibility to respond to future investment opportunities by making changes in non-fundamental investment policies that, at a future time, its Board considers desirable. A shareholder vote will not be necessary for future changes to non-fundamental investment policies or restrictions.

Q:    WHY ARE SHAREHOLDERS BEING ASKED TO RATIFY THE SELECTION OF THEIR FUND'S INDEPENDENT
      AUDITORS?

A:    The law requires that shareholders be asked to ratify the selection of their Fund's independent auditors at the meetings at which Board members are elected. The Funds do not hold regular annual meetings and, therefore, are asking for your ratification at this time. Each year, a Fund's independent auditors audit the Fund's financial statements and prepare the Fund's federal and state income tax returns.

Q:    WHAT ARE MY BOARD'S RECOMMENDATIONS?

A:    The Board of each Fund has recommended that you vote "FOR" the nominees for Board member and "FOR" each Proposal that applies to your Fund.

  THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT EACH OF THE PROPOSALS RELATING TO YOUR FUND. PLEASE READ IT CAREFULLY.

               MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST
             MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST II
             MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST III
                            PAINEWEBBER AMERICA FUND
                PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
                         PAINEWEBBER INVESTMENT SERIES
                        PAINEWEBBER MANAGED ASSETS TRUST
                     PAINEWEBBER MANAGED INVESTMENTS TRUST
                        PAINEWEBBER MASTER SERIES, INC.
                          PAINEWEBBER MUNICIPAL SERIES
                         PAINEWEBBER MUTUAL FUND TRUST
                            PAINEWEBBER OLYMPUS FUND
                          PAINEWEBBER SECURITIES TRUST
                              -------------------
                                   NOTICE OF
                        SPECIAL MEETINGS OF SHAREHOLDERS
                                 TO BE HELD ON
                                 APRIL 10, 1996
                              -------------------

TO THE SHAREHOLDERS:

    Special meetings of the holders of shares of beneficial interest or common stock of each of the above-listed investment companies ("Companies") will be held at 1285 Avenue of the Americas, 38th Floor, New York, New York, on April 10, 1996, at 2:00 p.m., Eastern time, for the purpose of considering the following proposals with respect to the Companies or with respect to one or more of their respective series or portfolios ("Funds"):

    (1) For each Company, to elect ten members of its Board of Trustees or Directors to serve indefinite terms until their successors are duly elected and qualified;

    (2) For each Fund, to ratify the selection of independent auditors for its current fiscal year;

    (3) For each Fund, to approve certain changes to its fundamental investment restrictions;

    (4) For PaineWebber High Income Fund (a series of PaineWebber Managed Investments Trust), to approve a change to its investment objective; and

    (5) For each Fund, to transact such other business as may properly come before the meetings and any adjournments thereof.

    You are entitled to vote at the meetings, and at any adjournments thereof, of each Company in which you owned shares at the close of business on February 9, 1996. If you attend the meetings, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETINGS, PLEASE COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the Boards,
                                          DIANNE E. O'DONNELL
                                          Secretary

February 28, 1996
1285 Avenue of the Americas
New York, New York 10019

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

     ENCLOSED YOU WILL FIND ONE OR MORE PROXY CARDS RELATING TO EACH OF THE FUNDS FOR WHICH YOU ARE ENTITLED TO VOTE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON EACH OF THE ENCLOSED PROXY CARDS, DATE AND SIGN THEM, AND RETURN THEM IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN A PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE OR DIRECTOR NAMED IN THE ATTACHED PROXY STATEMENT AND "FOR" ALL OTHER PROPOSALS INDICATED ON THE CARDS. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUNDS OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARDS PROMPTLY. UNLESS PROXY CARDS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE INSTRUCTIONS BELOW, THEY WILL NOT BE VOTED.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                         REGISTRATION                                    VALID SIGNATURE
                         ------------                                    ---------------
Corporate Accounts
    (1) ABC Corp..............................................   ABC Corp.
                                                                 John Doe, Treasurer
    (2) ABC Corp..............................................   John Doe, Treasurer
    (3) ABC Corp. c/o John Doe, Treasurer.....................   John Doe
    (4) ABC Corp. Profit Sharing Plan.........................   John Doe, Trustee

Partnership Accounts
    (1) The XYZ Partnership...................................   Jane B. Smith, Partner
    (2) Smith and Jones, Limited Partnership..................   Jane B. Smith, General Partner

Trust Accounts
    (1) ABC Trust Account.....................................   Jane B. Doe, Trustee
    (2) Jane B. Doe, Trustee u/t/d 12/28/78...................   Jane B. Doe

Custodial or Estate Accounts
    (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
UGMA/UTMA.....................................................   John B. Smith
    (2) Estate of John B. Smith...............................   John B. Smith, Jr.,
                                                                 Executor

               MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST
             MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST II
             MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST III
                            PAINEWEBBER AMERICA FUND
                PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
                         PAINEWEBBER INVESTMENT SERIES
                        PAINEWEBBER MANAGED ASSETS TRUST
                     PAINEWEBBER MANAGED INVESTMENTS TRUST
                        PAINEWEBBER MASTER SERIES, INC.
                          PAINEWEBBER MUNICIPAL SERIES
                         PAINEWEBBER MUTUAL FUND TRUST
                            PAINEWEBBER OLYMPUS FUND
                          PAINEWEBBER SECURITIES TRUST
                          1285 Avenue of the Americas
                            New York, New York 10019
                              -------------------
                                PROXY STATEMENT
         SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON APRIL 10, 1996
                              -------------------

    This proxy statement is being furnished to holders of Shares of each of the above-listed investment companies ("Companies") in connection with the solicitation by their respective Boards of proxies to be used at special meetings ("Meetings") of Shareholders to be held on April 10, 1996, at 2:00 p.m., Eastern time, or any adjournment or adjournments thereof. This proxy statement is being first mailed to Shareholders on or about March 4, 1996.

    Each Company (other than PaineWebber Financial Services Growth Fund Inc.) is composed of one or more separate series or portfolios, each of which is referred to herein as a "Fund." When the context makes it appropriate, each Company that does not have separate series or portfolios is also referred to herein as a "Fund." Each Company is a registered, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and is organized either as a Massachusetts business trust or as a Maryland corporation as described on Exhibit A. The terminology used by the Companies varies, but for simplicity and clarity each Company's shares of beneficial interest or common stock are referred to as "Shares" and the holders of the Shares are "Shareholders"; each Company's board of trustees or directors is referred to as a "Board" and the trustees and directors are "Board Members"; and each Company's declaration of trust or articles of incorporation is referred to as its "Charter." A listing of the formal name for each Fund, and of the shorthand name for each Company and Fund that is used in this proxy statement, is set forth below. The names of Funds that are series or portfolios of a Company are indented under the name of the relevant Company.

                                                               NAME                  PROPOSALS
                                                       AS USED IN THIS PROXY       APPLICABLE TO
                COMPANY/FUND NAME                            STATEMENT            COMPANY OR FUND
                -----------------                   ---------------------------   ---------------
MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT
TRUST............................................   Investment Trust
  PaineWebber Tactical Allocation Fund...........   Tactical Fund                 1, 2 and 3
  PaineWebber Global Equity Fund.................   Global Equity Fund            1, 2 and 3
MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT
  TRUST II.......................................   Investment Trust II
  PaineWebber Emerging Markets Equity Fund.......   Emerging Markets Fund         1, 2 and 3
MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT
  TRUST III......................................   Investment Trust III
  PaineWebber Small Cap Growth Fund..............   Small Cap Growth Fund         1, 2 and 3
PAINEWEBBER AMERICA FUND.........................   America Fund
  PaineWebber Growth and Income Fund.............   Growth and Income Fund        1, 2 and 3
PAINEWEBBER FINANCIAL SERVICES GROWTH FUND
INC..............................................   Financial Services Fund       1, 2 and 3
PAINEWEBBER INVESTMENT SERIES....................   Investment Series
  PaineWebber Global Income Fund.................   Global Income Fund            1, 2 and 3
PAINEWEBBER MANAGED ASSETS TRUST.................   Managed Assets Trust
  PaineWebber Capital Appreciation Fund..........   Capital Appreciation Fund     1, 2 and 3
PAINEWEBBER MANAGED INVESTMENTS TRUST............   Managed Investments Trust
  PaineWebber High Income Fund...................   High Income Fund              1, 2, 3 and 4
  PaineWebber Investment Grade Income Fund.......   Investment Grade Fund         1, 2 and 3
  PaineWebber Low Duration U.S. Government Income
Fund.............................................   Low Duration Fund             1, 2 and 3
  PaineWebber U.S. Government Income Fund........   U.S. Government Fund          1, 2 and 3
  PaineWebber Utility Income Fund................   Utility Fund                  1, 2 and 3
PAINEWEBBER MASTER SERIES, INC...................   Master Series
  PaineWebber Balanced Fund......................   Balanced Fund                 1, 2 and 3
  PaineWebber Money Market Fund..................   PW Money Market Fund          1, 2 and 3
PAINEWEBBER MUNICIPAL SERIES.....................   Municipal Series
  PaineWebber Municipal High Income Fund.........   Municipal High Income Fund    1, 2 and 3
  PaineWebber New York Tax-Free Income Fund......   New York Tax-Free Fund        1, 2 and 3
PAINEWEBBER MUTUAL FUND TRUST....................   Mutual Fund Trust
  PaineWebber California Tax-Free Income Fund....   California Tax-Free Fund      1, 2 and 3
  PaineWebber National Tax-Free Income Fund......   National Tax-Free Fund        1, 2 and 3
PAINEWEBBER OLYMPUS FUND.........................   Olympus Fund
  PaineWebber Growth Fund........................   Growth Fund                   1, 2 and 3
PAINEWEBBER SECURITIES TRUST.....................   Securities Trust
  PaineWebber Small Cap Value Fund...............   Small Cap Value Fund          1, 2 and 3
  PaineWebber Strategic Income Fund..............   Strategic Income Fund         1, 2 and 3

    Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") is the investment adviser and administrator for each Fund. Certain Funds have sub-advisers other than Mitchell Hutchins. A listing of the investment advisers and sub-advisers for each Fund is set forth in Exhibit A hereto. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"), which, in turn, is a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group"), a publicly held financial services holding company. Mitchell Hutchins also is the principal distributor of each Fund's Shares. The principal business address of each of Mitchell Hutchins, PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019.

                               VOTING INFORMATION

    For each Company, other than those specified in the last two sentences of this paragraph, the presence, in person or by proxy, of a majority of the Shares of the Company outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meetings. For Investment Trust, Investment Trust II and Investment Trust III, the presence of 30% of the Shares outstanding constitutes a quorum. For Financial Services Fund, the presence of 33 1/3% of the Shares outstanding constitutes a quorum.

    In the event that a quorum is not present at a Meeting, or if a quorum is present at that Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of the adjournment and will vote those proxies required to be voted AGAINST any proposal against the adjournment. A Shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Broker non-votes are Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as Shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes will have no effect on Proposals 1 and 2, for which the required vote is a plurality or majority of the votes cast, but effectively will be a vote against adjournment and against Proposals 3 and 4, for which the required vote is a percentage of the Shares present or outstanding.

    The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your Shares will be voted FOR the nominees named herein for the Board of the Company to which the proxy card relates and FOR the remaining proposals described in this proxy statement and relating to your Fund. If any nominee for the Boards should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as management may recommend. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Company prior to the related Meeting and must indicate your name and account number. In addition, if you attend a Meeting in person you may, if you wish, vote by ballot at that Meeting, thereby canceling any proxy previously given.

    Information as to the number of outstanding Shares of each Fund as of the record date, February 9, 1996 ("Record Date"), is set forth in Exhibit A. A listing of the owners of more than 5% of the Shares of any Fund as of January 31, 1996 is set forth in Exhibit B. To the knowledge of each Fund's management, the executive officers and Board Members of each Fund, as a group, owned less than 1% of the outstanding Shares of each Fund as of January 31, 1996.

    COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS OF ANY FUND MAY REQUEST COPIES OF THAT FUND'S ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE COMPANY AT 1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019, OR BY CALLING 1-800-647-1568.

    Each full Share of each Fund outstanding is entitled to one vote and each fractional Share of each Fund outstanding is entitled to a proportionate share of one vote with respect to each matter to be voted upon by the Shareholders of that Fund. Information about the vote necessary with respect to each proposal is discussed below in connection with the proposal.

                              -------------------

                     PROPOSAL 1--ELECTION OF BOARD MEMBERS

    RELEVANT COMPANIES. All Companies.

    DISCUSSION. The Board of each Company has acted to expand its membership and has nominated the ten individuals identified below for election to the related Company's Board at its Meeting. Under Proposal 1, Shareholders of each Company are being asked to vote on those nominees. Pertinent information about each nominee is set forth in the listing below and in Exhibits C through F hereto. Each nominee has indicated a willingness to serve if elected. If elected, each nominee will hold office for an indefinite term until his or her successor is duly elected and qualified, or until he or she resigns or is otherwise removed.

    The increase in the size of the Boards and the nomination of a single group of nominees to serve as the Board Members for each Fund reflects an overall plan to coordinate and enhance the efficiency of the governance of the Funds and of certain other investment companies that are part of the PaineWebber fund complex. This plan was developed by a Corporate Governance Task Force comprised of a number of current Board Members who are not "interested persons" of the Funds, as defined in the 1940 Act ("independent" Board Members), with the advice of their counsel, and assisted by representatives of Mitchell Hutchins and Fund counsel. The Corporate Governance Task Force considered various matters related to the management and long-term welfare of the Funds and made recommendations to the Boards, including proposals concerning the size and composition of the Boards, committee structures, fees and related matters. These proposals, the substance of which is summarized below, were adopted by the Boards at meetings in November and December, 1995. The Boards acted in February 1996 to establish the size of the Boards at ten, following the untimely death of a member of several of the PaineWebber fund boards, who had been expected to be a nominee as an independent Board Member. For those Funds having nominating committees, the nominees for independent Board memberships were selected by the nominating committee of each Fund and then by the full Board of each Fund. For each other Fund, the full Board selected the nominees. With the exception of the nominations for Board membership, which are the subject of Proposal 1, no Shareholder action is required with respect to the Corporate Governance Task Force recommendations.

    Consistent with the recommendations of the Corporate Governance Task Force, and concurrently with this proxy solicitation, shareholders of other funds within the PaineWebber fund complex are also being asked to elect the below-listed nominees to the boards of their funds. However, the election of the nominees for the Board of any Company is not conditioned upon their election to the Board of any other Company or of any other fund within the PaineWebber fund complex.

    The Boards believe that coordinated governance through a unified group of Board Members will benefit each of the Funds. Despite some recent consolidations, the PaineWebber fund complex has grown substantially in size in the years since the current Board structures were created. This growth has been due to the creation of new Funds intended to serve a wide variety of investment needs and the recent acquisition of the asset management business of Kidder Peabody Asset Management, Inc. ("KPAM"). The PaineWebber fund complex currently includes over 60 portfolios of open-end and closed-end funds having a wide variety of investment objectives and policies. These include money market funds; bond funds that invest in corporate and other bonds with varying maturities and risk characteristics; municipal bond funds; balanced funds that invest in combinations of debt and equity securities; growth funds that invest in a wide variety of domestic equity securities; and global funds that invest in debt or equity securities from around the world. The Boards believe that the Funds will benefit from the experience that each nominee will gain by serving on the Boards of such a diverse group of funds. Coordinated governance within the PaineWebber fund complex also will reduce the possibility that the separate Boards of the Companies might arrive at conflicting decisions regarding the operations and management of the Funds and avoid costs resulting from conflicting decisions.

    The Boards also believe that the Funds will benefit from the diversity and experience of the nominees that would comprise the expanded Boards. These nominees have had distinguished careers in government, finance, law, marketing and other areas and will bring a wide range of expertise to the Boards. Seven of the ten nominees have no affiliation with PaineWebber or Mitchell Hutchins and would be independent Board Members. Independent Board Members are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Funds and management. They also constitute the members of the Boards' audit and nominating committees. In the course of their duties, Board Members must review and understand large amounts of financial and technical material and must be willing to devote substantial amounts of time. Due to the demands of service on the Boards, independent nominees may need to reject other attractive opportunities. Each of the independent nominees already serves as an independent Board Member for one or more funds within the PaineWebber fund complex and understands the operations of the complex.

    The proposed unified Board structure will require a greater expenditure of time by each Board Member. Election of the ten nominees will permit the Boards to enhance their supervision of the Funds by increased use of a committee structure. Under the Board structure envisioned by the Corporate Governance Task Force and adopted by the Boards, each Board's audit committee will be divided into two sub-committees, each comprised of independent Board Members. Each sub-committee will function as an audit and contract review committee that periodically will review the contractual and audit arrangements for Funds having similar characteristics. The sub-committee structure will enable Board members both to develop expertise about particular Funds, while still benefiting from the experience and knowledge of the full Boards. Other committees may be used in the future, and the Boards will review the sub-committee structure from time to time to make necessary adjustments. It is anticipated that the full Boards will have five regularly scheduled meetings per year.

    As recommended by the Corporate Governance Task Force, the compensation paid to independent Board Members will change. Under the new structure, each independent Board Member will be paid annual fees of between $1,000 and $1,500 per Fund, depending on the Fund, and will receive an attendance fee of $150 for each Board meeting and for each committee meeting (other than committee meetings on the same date as a Board meeting). It is anticipated that the chairs of the two audit and contract review sub-committees each will receive additional annual compensation from the PaineWebber funds in the aggregate amount of $15,000. Interested Board Members will continue to receive no compensation from any Fund. Board Members will continue to be reimbursed for any expenses incurred in attending meetings. Pursuant to the recommendations of the Corporate Governance Task Force, each Board Member will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old. The following table sets forth information relating to the compensation paid to Board Members during the past fiscal and calendar years:

                               COMPENSATION TABLE

AMOUNTS PAID DURING THE                                         INDEPENDENT BOARD MEMBER(1)
         MOST            ----------------------------------------------------------------------------------------------------------
RECENT FISCAL YEAR FROM                                                                                          JUDITH
        COMPANY          RICHARD Q.   DAVID J.    RICHARD    MEYER     GEORGE W.    WILLIAM W.    FREDERIC V.   DAVIDSON   CARL W.
   TO BOARD MEMBERS      ARMSTRONG    BEAUBIEN*    BURT     FELDBERG     GOWEN     HEWITT, JR.*      MALEK      MOYERS*    SCHAFER
-----------------------  ----------   ---------   -------   --------   ---------   ------------   -----------   --------   --------
America Fund...........     --           --         --      $  3,750    $ 3,750        --           $ 3,750     $  3,750      --
Financial Services
Fund...................     --           --         --      $  3,625    $ 3,375        --           $ 3,625     $  3,125      --
Investment Series......     --           --         --      $  7,000    $ 7,000        --           $ 7,000     $  7,000      --
Investment Trust.......     --        $  31,625     --         --         --         $ 31,625        --            --      $ 33,375
Investment Trust II....     --        $  11,750     --         --         --         $ 11,750        --            --      $ 12,250
Investment Trust III...     --        $   5,125     --         --         --         $  5,125        --            --      $  5,375
Managed Assets Trust...     --           --         --      $  4,875    $ 4,625        --           $ 4,875     $  4,375      --
Managed Investments
Trust..................     --           --         --      $  7,250    $ 7,250        --           $ 7,250     $  7,250      --
Master Series..........     --           --         --      $  4,750    $ 4,500        --           $ 4,750     $  4,250      --
Municipal Series.......     --           --         --      $  3,750    $ 3,500        --           $ 3,750     $  3,250      --
Mutual Fund Trust......     --           --         --      $  2,750    $ 2,500        --           $ 2,750     $  2,500      --
Olympus Fund...........     --           --         --      $  4,250    $ 4,250        --           $ 4,250     $  4,250      --
Securities Trust(2)....    $1,563        --       $   750      --         --           --            --            --         --

TOTAL COMPENSATION PAID
 TO BOARD MEMBERS FROM
 COMPANY AND FUND
 COMPLEX FOR THE YEAR
 ENDED
 DECEMBER 31, 1995
(3)....................    $9,000     $ 118,675   $ 7,750   $106,375    $99,750      $118,675       $99,750     $ 98,500   $118,175

AMOUNTS PAID DURING THE
         MOST
RECENT FISCAL YEAR FROM
        COMPANY           JOHN R.     WILLIAM D.
   TO BOARD MEMBERS      TORELL III     WHITE*
-----------------------  ----------   ----------
America Fund...........      --          --
Financial Services
Fund...................      --          --
Investment Series......      --          --
Investment Trust.......      --          --
Investment Trust II....      --          --
Investment Trust III...      --          --
Managed Assets Trust...      --          --
Managed Investments
Trust..................      --          --
Master Series..........      --          --
Municipal Series.......      --          --
Mutual Fund Trust......      --          --
Olympus Fund...........      --          --
Securities Trust(2)....   $   2,563    $  2,563
TOTAL COMPENSATION PAID
 TO BOARD MEMBERS FROM
 COMPANY AND FUND
 COMPLEX FOR THE YEAR
 ENDED
 DECEMBER 31, 1995
(3)....................   $  28,125    $ 33,125

------------

* Indicates Board Members who are not standing for reelection.

(1) Board Members who were not independent did not receive compensation from the Companies.

(2) Based on the fiscal year for Strategic Income Fund, during which there were ten Board meetings. If based on the fiscal year for Small Cap Value Fund, during which there were only eight meetings, compensation would be: Mr. Armstrong-$563; Mr. Burt-$250; Mr. Torell-$2,812; and Mr. White-$2,812.

(3) No fund within the fund complex has a bonus, pension, profit sharing or retirement plan.

    The nominees for election as Board Members, their ages, and a description of their principal occupations are listed in the table below. A table indicating each nominee's ownership of Fund Shares is attached as Exhibit D.


NOMINEE AGE                            BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS; OTHER DIRECTORSHIPS
-----------                            -------------------------------------------------------------------
Margo N. Alexander;* 48..............  Mrs. Alexander is president, chief executive officer and a director of Mitchell Hutchins (since January
                                         1995). Mrs. Alexander is an executive vice
                                         president and director of PaineWebber. Mrs.
                                         Alexander also is a director or trustee of 3
                                         investment companies for which Mitchell Hutchins or
                                         PaineWebber serves as investment adviser.

NOMINEE; AGE                           BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS; OTHER DIRECTORSHIPS
------------                           -------------------------------------------------------------------
Richard Q. Armstrong; 60.............  Mr. Armstrong is chairman and principal of RQA
                                         Enterprises (management consulting firm) (since
                                         April 1991 and principal occupation since March
                                         1995). Mr. Armstrong is also a director of Hi Lo
                                         Automotive, Inc. He was chairman of the board,
                                         chief executive officer and co-owner of Adirondack
                                         Beverages (producer and distributor of soft drinks
                                         and sparkling/still waters) (October 1993-March
                                         1995). He was a partner of the New England
                                         Consulting Group (management consulting firm)
                                         (December 1992-September 1993). He was managing
                                         director of LVMH U.S. Corporation (U.S. subsidiary
                                         of the French luxury goods conglomerate, Louis
                                         Vuitton Moet Hennessey Corporation) (1987-1991) and
                                         chairman of its wine and spirits subsidiary,
                                         Schieffelin & Somerset Company (1987-1991). Mr.
                                         Armstrong also is a director or trustee of 6
                                         investment companies for which Mitchell Hutchins or
                                         PaineWebber serves as investment adviser.
E. Garrett Bewkes, Jr.;* 69..........  Mr. Bewkes is a director of, and a consultant to, PW
                                         Group. Prior to 1988, he was chairman of the board,
                                         president and chief executive officer of American
                                         Bakeries Company. Mr. Bewkes is also a director of
                                         Interstate Bakeries Corporation and NaPro
                                         Bio-Therapeutics, Inc. Mr. Bewkes also is a
                                         director or trustee of 24 investment companies for
                                         which Mitchell Hutchins or PaineWebber serves as
                                         investment adviser.
Richard Burt; 47.....................  Mr. Burt is chairman of International Equity Partners
                                         (international investments and consulting firm)
                                         (since March 1994) and a partner of McKinsey &
                                         Company (management consulting firm) (since 1991).
                                         He is also a director of American Publishing
                                         Company. He was the chief negotiator in the
                                         Strategic Arms Reduction Talks with the former
                                         Soviet Union (1989-1991) and the U.S. Ambassador to
                                         the Federal Republic of Germany (1985-1989). Mr.
                                         Burt also is a director or trustee of 7 investment
                                         companies for which Mitchell Hutchins or
                                         PaineWebber serves as investment adviser.
Mary C. Farrell;* 46.................  Ms. Farrell is a managing director, senior investment strategist, and member of the Investment Policy
                                         Committee of PaineWebber. Ms. Farrell joined
                                         PaineWebber in 1982. She is a member of the
                                         Financial


NOMINEE; AGE                           BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS; OTHER DIRECTORSHIPS
------------                           -------------------------------------------------------------------
                                         Women's Association and Women's Economic Roundtable
                                         and is employed as a regular panelist on Wall
                                         $treet Week with Louis Rukeyser. She also serves on
                                         the Board of Overseers of New York University's
                                         Stern School of Business.
Meyer Feldberg; 53...................  Mr. Feldberg is Dean and Professor of Management of
                                       the Graduate School of Business, Columbia University.
                                         Prior to 1989, he was president of the Illinois
                                         Institute of Technology. Dean Feldberg is also a
                                         director of AMSCO International Inc., Federated
                                         Department Stores, Inc. and New World
                                         Communications Group Incorporated. Dean Feldberg
                                         also is a director or trustee of 19 investment
                                         companies for which Mitchell Hutchins or
                                         PaineWebber serves as investment adviser.
George W. Gowen; 66..................  Mr. Gowen is a partner in the law firm of Dunnington,
                                         Bartholow & Miller. Prior to May 1994, he was
                                         partner in the law firm of Fryer, Ross & Gowen. Mr.
                                         Gowen is also a director of Columbia Real Estate
                                         Investments, Inc. Mr. Gowen also is a director or
                                         trustee of 17 investment companies for which
                                         Mitchell Hutchins or PaineWebber serves as
                                         investment adviser.
Frederic V. Malek; 59................  Mr. Malek is chairman of Thayer Capital Partners
                                         (investment bank) and a co-chairman and director of
                                         CB Commercial Group Inc. (real estate). From
                                         January 1992 to November 1992, he was campaign
                                         manager of Bush-Quayle '92. From 1990 to 1992, he
                                         was vice chairman and, from 1989 to 1990, he was
                                         president of Northwest Airlines Inc., NWA Inc.
                                         (holding company of Northwest Airlines Inc.) and
                                         Wings Holdings Inc. (holding company of NWA Inc.).
                                         Prior to 1989, he was employed by the Marriott
                                         Corporation (hotels, restaurants, airline catering
                                         and contract feeding), where he most recently was
                                         an executive vice president and president of
                                         Marriott Hotels and Resorts. Mr. Malek is also a
                                         director of American Management Systems, Inc.,
                                         Automatic Data Processing, Inc., Avis, Inc., FPL
                                         Group, Inc., National Education Corporation and
                                         Northwest Airlines Inc. Mr. Malek also is a
                                         director or trustee of 17 investment companies for
                                         which Mitchell Hutchins or PaineWebber serves as
                                         investment adviser.


NOMINEE; AGE                           BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS; OTHER DIRECTORSHIPS
------------                           -------------------------------------------------------------------
Carl W. Schafer; 60..................  Mr. Schafer is president of the Atlantic Foundation
                                         (charitable foundation supporting mainly
                                         oceanographic exploration and research). He also is
                                         a director of Roadway Express, Inc. (trucking), The
                                         Guardian Group of Mutual Funds, Evans Systems, Inc.
                                         (a motor fuels, convenience store and diversified
                                         company), Hidden Lake Gold Mines Ltd. (gold
                                         mining), Electronic Clearing House, Inc. (financial
                                         transactions processing), Wainoco Oil Corporation
                                         and Nutraceutix Inc. (biotechnology). Prior to
                                         January 1993, Mr. Schafer was chairman of the
                                         Investment Advisory Committee of the Howard Hughes
                                         Medical Institute. Mr. Schafer also is a director
                                         or trustee of 7 investment companies for which
                                         Mitchell Hutchins or PaineWebber serves as
                                         investment adviser.
John R. Torell III; 56...............  Mr. Torell is chairman of Torell Management, Inc.
                                         (financial advisory firm), partner of Zilkha &
                                         Company (merchant banking and private investment
                                         company) and chairman of Telesphere Corporation
                                         (electronic provider of financial information). He
                                         is the former chairman and chief executive officer
                                         of Fortune Bancorp (1990-1991 and 1990-1994,
                                         respectively). He is the former chairman, president
                                         and chief executive officer of CalFed, Inc.
                                         (savings association) (1988 to 1989) and former
                                         president of Manufacturers Hanover Corp. (bank)
                                         (prior to 1988). Mr. Torell is also a director of
                                         American Home Products Corp., Volt Information
                                         Sciences Inc., and New Colt Inc. (armament
                                         manufacturer). Mr. Torell also is a director or
                                         trustee of 7 investment companies for which
                                         Mitchell Hutchins or PaineWebber serves as
                                         investment adviser.

------------
* Indicates an "interested person" of the Funds, as defined by the 1940 Act, by reason of his or her position with Mitchell Hutchins, PaineWebber or PW Group, and/or share ownership in PW Group or General Electric Company (the parent company of the sub-adviser to Global Equity Fund).

    During its most recently completed fiscal year, each Board met the number of times indicated in Exhibit E. Each Board has an audit committee consisting of independent Board Members. Each of the Boards, with the exception of Investment Trust, Investment Trust II and Investment Trust III, also has a nominating committee consisting of its independent Board Members. Tables indicating the membership of the audit and nominating committees for each Company, the number of times such committees met during each Company's last fiscal year, the attendance of Board Members at Board and committee meetings, and providing additional information about the Boards and their committees are attached as Exhibits E and F. The duties of the audit committee are (a) to review reports prepared by the Company's independent auditors, including reports on the Company's internal accounting control procedures; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent auditors and to recommend whether to retain such independent auditors for the next fiscal year; and (d) to report to the Board and make such recommendations as it deems necessary. Except as indicated in Exhibit F, each Board Member attended 75% or more of Board meetings and committee meetings during each Company's most recently completed fiscal year. Information concerning Fund officers is set forth in Exhibit G.

    Each nominating committee selects and nominates individuals to serve as independent Board Members; where a Board has not established a separate nominating committee, the Board itself nominates individuals to serve as independent Board Members. It is not expected that the nominating committees or the Boards ordinarily will consider nominees recommended by Shareholders. The Boards do not have standing compensation committees.

    REQUIRED VOTE. For each Company, the candidates receiving the affirmative vote of a plurality of the votes cast for the election of Board Members at the Meeting will be elected, provided a quorum is present. Shares of all Funds of each Company vote together as a single class for the Members of the Company's Board.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL 1.
                              -------------------

                     PROPOSAL 2--RATIFICATION OF SELECTION
                      OF INDEPENDENT AUDITORS OF THE FUNDS

    RELEVANT FUNDS. All Funds.

    DISCUSSION. Under Proposal 2, Shareholders of each Fund are asked to ratify their Board's selection of independent auditors ("Auditors") for their Fund. The Auditors for each Fund audit the Fund's financial statements for each year and prepare the Fund's federal and state annual income tax returns.

    During the last fiscal year, Ernst & Young LLP, Price Waterhouse LLP and Deloitte & Touche LLP served as Auditors for one or more of the Funds. The Boards of those Funds for which Deloitte & Touche LLP served as Auditors during the last fiscal year (Investment Trust, Investment Trust II and Investment Trust
III), in each case acting upon the recommendation of its audit committee (which is comprised of independent Board Members), selected Ernst & Young LLP as Auditor to replace Deloitte & Touche LLP, effective July 20, 1995. Currently, Price Waterhouse LLP serves as Auditors for Global Income Fund, Balanced Fund, PW Money Market Fund, Small Cap Value Fund and Strategic Income Fund and has been selected by the Boards of those Funds to continue to serve in that capacity for the current fiscal year. Ernst & Young LLP currently serves as Auditors for each of the other Funds and has been selected by the Boards of those Funds to continue to serve in that capacity for the current fiscal year. The Boards' selections for Auditors for the current fiscal year are subject to ratification by Shareholders of each of the Funds at the Meetings.

    The selection of Ernst & Young LLP to replace Deloitte & Touche LLP reflected the relevant Boards' view that using an independent auditing firm that was already familiar with the PaineWebber fund complex would promote efficiencies and cost savings for the relevant Funds and their Shareholders. The reports of Deloitte & Touche LLP on the relevant Funds' financial statements for their two most recent fiscal years prior to July 20, 1995 did not contain adverse opinions, disclaimers, qualifications or modifications of opinion. Deloitte & Touche LLP did not disagree during the two fiscal years and the subsequent interim periods, prior to July 20, 1995, on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on those financial statements. The relevant Funds are not aware of any "reportable events," as that term is used in the federal securities laws, during their two most recent fiscal years or any subsequent interim periods, prior to July 20, 1995.

    Representatives of the Auditors are not expected to be present at the Meetings but have been given the opportunity to make a statement if they so desire, and will be available should any matters arise requiring their presence. Ernst & Young LLP and Price Waterhouse LLP have informed the Funds for which they will act as Auditors that they have no material direct or indirect financial interest in those Funds.

    The persons named in the accompanying proxy will vote FOR ratification of the selection of each Fund's Auditors unless contrary instructions are given.

    REQUIRED VOTE. For each Fund, approval of Proposal 2 requires a majority of the votes cast with respect to Proposal 2 at the Meeting, provided a quorum is present.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

                              -------------------

           PROPOSAL 3--APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT
                     RESTRICTIONS AND POLICIES OF EACH FUND

    RELEVANT FUNDS. Changes are proposed for all Funds, but some of the proposed changes apply only to certain Funds. See "Proposed Changes," below, for listings of the Funds to which each specific change applies.

    REASONS FOR THE PROPOSED CHANGES. Pursuant to the 1940 Act, each of the Funds has adopted certain fundamental investment restrictions and policies ("fundamental restrictions"), which are set forth in the Fund's prospectus or statement of additional information, and which may be changed only with Shareholder approval. Restrictions and policies that a Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Fund's Board without Shareholder approval.

    Certain of the fundamental restrictions that the Funds have adopted in the past reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Other fundamental restrictions reflect regulatory requirements which remain in effect, but which are not required to be stated as fundamental, or in some cases even as non-fundamental, restrictions. Also, as new Funds have been created over a period of years, substantially similar fundamental restrictions often have been phrased in slightly different ways, sometimes resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation.

    Accordingly, the Boards have approved revisions to their respective Funds' fundamental restrictions in order to simplify, modernize and make more uniform those investment restrictions that are required to be fundamental, and to eliminate those fundamental restrictions that are not legally required. In most instances, existing fundamental restrictions that are eliminated because they are not required to be fundamental would be re-classified as non-fundamental restrictions.

    The Boards believe that eliminating the disparities among the Funds' fundamental restrictions will enhance management's ability to manage efficiently and effectively the Funds' assets in changing regulatory and investment environments. In addition, by reducing to a minimum those policies that can be changed only by Shareholder vote, each Fund will more often be able to avoid the costs and delays associated with a Shareholder meeting when making changes to its investment policies that, at a future time, its Board considers desirable. Although the proposed changes in fundamental restrictions will allow the Funds greater investment flexibility to respond to future investment opportunities, the Boards do not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in any Fund.

    The text and a summary description of each proposed change to the Funds' fundamental restrictions are set forth below. Shareholders should refer to Exhibit FR to this proxy statement for the text of the Funds' existing fundamental restrictions. Shareholders should note, however, that for some Funds certain of the fundamental restrictions that are treated separately below currently are combined within a single existing fundamental restriction.

    The text below also describes those non-fundamental restrictions that would be adopted by the Boards in conjunction with the elimination of fundamental restrictions under Proposal 3. Any non-fundamental restriction may be modified or eliminated by the appropriate Board at any future date without any further approval of Shareholders.

    If the proposed changes are approved by Shareholders of the respective Funds at the Meeting, the Funds' prospectuses and statements of additional information will be revised, as appropriate, to reflect those changes. This will occur as soon as practicable following the Meetings. In those cases in which a Fund's practice has been to state its fundamental restrictions both in its prospectus (as affirmative policies) and in its statement of additional information (as restrictions), adoption of Proposal 3 will result in a change to both. Proposal 3 will not result in a change to any Fund's investment objective, even though it also constitutes a fundamental policy.

    PROPOSED CHANGES. The following is the text and a summary description of the proposed changes to the Funds' fundamental restrictions, together with the text of those non-fundamental restrictions that would be adopted in connection with the elimination of certain of the Funds' current fundamental restrictions. With respect to each Fund and each proposed fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the Fund's portfolio securities or the amount of its total assets will not be considered a violation of the fundamental restriction.

    1.A. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION
         FOR DIVERSIFIED FUNDS.

    Funds to Which This Change Applies: All Funds other than Global Income Fund, Municipal High Income Fund, New York Tax-Free Fund, and Strategic Income Fund.

    Proposed Text of Fundamental Restriction:

        "The Fund will not purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies."

    With respect to Funds that may invest in municipal obligations, the following interpretation applies to, but is not a part of, this fundamental restriction:

        "Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate 'issuer.' When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity."

    Similarly, with respect to Funds that may invest in mortgage- and asset-backed securities, the following interpretation applies to, but is not a part of, this fundamental restriction:

    "Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company."

The issuers of these securities generally are trusts or special purpose entities.

    Discussion: All of the above referenced Funds are "diversified" funds under the 1940 Act and, accordingly, must have fundamental restrictions or policies establishing the percentage limitations with respect to investments in individual issuers that they will follow in order to qualify as "diversified" for that purpose. These Funds have stated their diversification restrictions in several different ways, and in many instances their current restrictions are somewhat more limiting than is necessary in order to qualify as "diversified" funds. For example, some Funds' restrictions do not reflect exceptions for investments in securities of government agencies or of other investment companies. Other Funds state restrictions the substance of which is imposed by regulation but which are not required to be part of the fundamental restrictions for diversification purposes.

    1.B. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION FOR
         NON-DIVERSIFIED FUNDS.

    Funds to Which This Change Applies: Global Income Fund.

    Discussion: For the above-referenced Fund, the fundamental restriction on diversification would be eliminated. This Fund is "non-diversified" for purposes of the 1940 Act and, accordingly, is not required to establish any fundamental investment restriction with respect to diversification. Unlike other non-diversified funds in the PaineWebber fund complex, however, this Fund currently has a fundamental restriction that, in substance, sets forth the separate diversification requirements that even non-diversified Funds must satisfy in order to qualify for advantageous treatment as a regulated investment company under the federal tax laws. While this Fund intends to continue to qualify for this tax treatment, there is no legal necessity for the Fund to have a fundamental restriction that effectively restates the legal requirements for doing so. Elimination of the fundamental restriction will provide flexibility in the event that the applicable federal tax rules change in the future.

    2. MODIFICATION OF FUNDAMENTAL RESTRICTION ON CONCENTRATION.

    Funds to Which This Change Applies: All Funds.

    Proposed Text of Fundamental Restriction:

    Except as specified below, the following text will apply to all Funds:

        "The Fund will not purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities."

    With respect to PW Money Market Fund, the following language will be added at the end of the foregoing fundamental restriction:

        "or to certificates of deposit and bankers' acceptances of U.S. banks."

    With respect to Utility Fund, the following exception will be added at the end of the foregoing fundamental restriction to conform with the Fund's existing concentration policy:

        "and except that the Fund, under normal circumstances, will invest 25% or more of its total assets in the utility industries as a group. For this purpose, utility industries consist of companies primarily engaged in the ownership or operation of facilities used in the generation, transmission or distribution of electricity, telecommunications, gas, or water."

    With respect to Financial Services Fund, the following exception will be added at the end of the foregoing fundamental restriction to conform with the Fund's existing concentration policy:

        "and except that the Fund, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the financial services industries."

    With respect to Low Duration Fund and U.S. Government Fund, the following exception will be added at the end of the foregoing fundamental restriction to conform with the Fund's existing concentration policy:

        "and except that the Fund, under normal circumstances, will invest 25% or more of its total assets in mortgage- and asset-backed securities, which (whether or not issued or guaranteed by an agency or instrumentality of the U.S. government) shall be considered a single industry for purposes of this limitation."

    Additionally, with respect to the PW Money Market Fund, the following interpretation applies to, but is not a part of, the fundamental restriction on concentration under Proposal 3:

        "With respect to this limitation, domestic and foreign banking will be considered to be different industries."

    Discussion: The proposed changes to the Funds' fundamental concentration policy would clarify that the limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities and would eliminate minor inconsistencies in the phraseology of the Funds' existing restrictions. With respect to the PW Money Market Fund, Proposal 3 reflects a change in the Fund's interpretation as to the separateness of certain industry groups.

    In the case of Balanced Fund, the effect of this change is to adopt, as a fundamental restriction, an explicit statement of the Fund's current policy with respect to concentration.

    In the case of Financial Services Fund, Proposal 3 would effect a change to the Fund's fundamental concentration policy by reducing the minimum percentage of the Fund's total assets that normally must be invested in the financial services industries from 65% to 25%. This change conforms the Fund's fundamental restriction to industry norms by specifying a minimum percentage that is equal to the level that is considered to constitute "concentration" under Securities and Exchange Commission ("SEC") policies. However, no change is being made in the Fund's non-fundamental operating policy, which continues to require that the Fund normally invest at least 65% of its total assets in the financial services industries.

    3. MODIFICATION OF FUNDAMENTAL RESTRICTION ON SENIOR SECURITIES AND
BORROWING.

    Funds to Which This Change Applies: All Funds.

    Proposed Text of Fundamental Restriction:

        "The Fund will not issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes."

    Discussion: The 1940 Act establishes limits on the ability of the Funds to engage in leverage through borrowings or the issuance of other "senior securities," a term that is defined, generally, to refer to Fund obligations that have a priority over the Fund's Shares with respect to the distribution of Fund assets or the payment of dividends. Currently, the fundamental restrictions for most of the Funds are significantly more limiting than the restrictions imposed by the 1940 Act. Many of the current fundamental restrictions provide that a Fund's borrowings are limited to those that are for temporary or emergency purposes, and even then borrowings are often limited to 10% of the Fund's assets. Many of the Funds' fundamental borrowing restrictions also provide that the Funds may not purchase additional portfolio securities at a time when borrowings exceed 5% of total assets. Shareholders should refer to Exhibit FR for a statement of their Fund's current fundamental borrowing restriction.

    The proposed changes would relax these fundamental restrictions to make them no more limiting than the limitations that are imposed under the 1940 Act. The Boards believe that changing the Funds' fundamental restrictions in this manner will provide flexibility for future contingencies. However, the Boards are not at this time making any change to the Funds' operating policies with respect to borrowings. Accordingly, each Fund that currently has a fundamental restriction that establishes a limit on borrowings or senior securities that is less than the limit that would be established under Proposal 3 or that imposes a limit on the Fund's ability to purchase portfolio securities when borrowings exceed 5% of total assets, will continue to be subject to those limitations as a matter of non-fundamental operating policy. These non-fundamental operating policies for any Fund may be changed by its Board without further Shareholder approval.

    4. MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

    Funds to Which This Change Applies: All Funds.

    Proposed Text of Fundamental Restriction:

        "The Fund will not make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan."

    Discussion: The proposed change to this fundamental restriction would eliminate minor differences in the wording of the Funds' current restrictions for greater uniformity and to avoid unintended limitations. For example, while the Funds' current restrictions generally contain an exception for investments in debt securities, some of the restrictions refer only to investments in "publicly distributed" debt instruments. The Boards of these Funds wish to clarify that investments in privately placed debt securities also do not constitute the making of a loan. The language also clarifies that the acquisition of loan participations and similar interests in debt instruments does not constitute the making of a loan.

    The proposed change also clarifies that loans of portfolio securities will be excluded from the general fundamental restriction on making loans. The Funds' current fundamental restrictions already permit securities lending, but for most Funds Proposal 3 would eliminate a possible interpretation of those restrictions that would limit the Fund to lending securities only up to 10% of the Fund's assets. The Boards believe that the Funds should not be subject to a fundamental restriction on securities lending and that each Board should be able to govern the extent of securities lending through a non-fundamental policy.

    Subject, where necessary, to approval of this Proposal 3 by the Shareholders, the Boards have authorized the adoption of non-fundamental policies that would allow each Fund to lend portfolio securities in an amount up to 33 1/3% of its total assets, which is the maximum level permitted under the 1940 Act. None of the Funds currently lends any portfolio securities, and the Funds will not do so unless and until specific securities lending programs are considered and approved by their respective Boards. Mitchell Hutchins currently is considering proposals for securities lending programs for the Funds, and it anticipates presenting a recommendation for such a program to the Boards in the near future.

    Lending securities would enable a Fund to earn additional income but could result in a loss or delay in recovering the securities. Under any securities lending program that may be approved by the Boards, a Fund would lend portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins (or, where applicable, a Fund's sub-adviser) deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. The Fund would pay reasonable administrative and custodial fees in connection with any loan and might pay a negotiated portion of the interest earned on the cash or instruments held as collateral to the borrower or to the placing broker. The Fund would retain the authority to terminate any loans at any time. A Fund would regain record ownership of loaned securities to exercise beneficial rights, such as voting rights, when doing so is considered to be in the Fund's interest.

    5. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

    Funds to Which This Change Applies: All Funds.

    Proposed Text of Fundamental Restriction:

        "The Fund will not engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities."

    Discussion: The proposed changes to this fundamental restriction clarify that the prohibition applies only to engaging in "the business of" underwriting securities and eliminate minor inconsistencies in the wording of the Funds' current restrictions for greater uniformity.

    6. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

    Funds to Which This Change Applies: All Funds.

    Proposed Text of Fundamental Restriction:

        "The Fund will not purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

    Discussion: The proposed changes to this investment restriction eliminate minor inconsistencies in the wording of the Funds' current restrictions for greater uniformity and more completely describe the types of real estate related securities that are permissible.

    7. MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN COMMODITIES.

    Funds to Which This Change Applies: All Funds.

    Proposed Text of Fundamental Restriction:

        "The Fund will not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

    Discussion: The proposed changes to this investment restriction are intended to ensure that each Fund will have the maximum flexibility to enter into hedging or other transactions utilizing financial contracts and derivative products when doing so is permitted by operating policies established for the Fund by its Board. The Boards believe that this flexibility is necessary for the Funds to respond to the rapid and continuing development of derivative products. The proposed changes also allow flexibility in the event of changes in regulatory standards or limitations.

    The existing fundamental restrictions for most of the Funds already permit the Boards to establish investment policies using most or all of these types of financial contracts. This is not the case, however, for Balanced Fund. Accordingly, the proposed changes to this fundamental restriction would have the effect of enabling Balanced Fund's Board to permit the use of options, futures and similar strategies.

    The Balanced Fund Board intends to authorize such transactions subject to regulatory and other limitations substantially similar to those currently in effect for the other Funds. The use of options, futures and similar strategies involves special risks. These include: (1) the fact that skills needed to use these instruments are different from those needed to select the Fund's securities; (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged; (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (4) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with the transactions and the possible inability of the Fund to close out or to liquidate a hedged position. If Mitchell Hutchins incorrectly forecasts interest rates, market values or other economic factors in utilizing one of these strategies, Balanced Fund might be in a better position if it had not entered into a hedging or other transaction involving these financial contracts.

    8. ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

    Funds to Which This Change Applies: All Funds.

    Proposed Change; Text of Related Non-Fundamental Restriction:

    Upon the approval of Proposal 3, the existing fundamental restrictions on engaging in margin transactions would be eliminated, and the Funds would become subject to the following non-fundamental restriction:

        "The Fund will not purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

    Discussion: The Funds are not required to have a fundamental restriction on a Fund's ability to engage in margin transactions. However, certain state securities rules or policies require that Funds whose Shares are distributed in those states provide at least a non-fundamental restriction on this subject. In order to maximize the Funds' flexibility in the event of future changes in state securities rules or policies, the Boards believe that the Funds' restrictions on margin transactions should be made non-fundamental.

    The non-fundamental restriction eliminates minor differences in wording among existing fundamental restrictions and contains an exception for margin deposits in connection with financial contracts or derivative instruments. The language of that exception conforms with the exception contained in the proposed change to the Funds' fundamental restriction on investing in commodities.

    9. ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES.

    Funds to Which This Change Applies: All Funds.

    Proposed Change; Text of Related Non-Fundamental Restriction:

    Upon the approval of Proposal 3, the existing fundamental restrictions on engaging in short sales would be eliminated, and the Funds would become subject to the following non-fundamental restriction:

        "The Fund will not engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

    Discussion: Under the 1940 Act, the SEC is authorized to limit the ability of the Funds to engage in short sales, except in connection with an underwriting in which the Fund is a participant. One type of short sale transaction that is permitted under SEC policies is a short sale "against the box," in which a Fund engages in a short sale of a security that it already owns or has the right to own. These transactions generally are entered into in order to defer realization of gains or losses for tax or other purposes.

    Although the Funds may be limited in their ability to engage in short sales, the Funds are not required to establish a fundamental restriction on short sales. Consistent with the Boards' determination to promote flexibility and efficiency in the event of future changes in the law, the Boards believe that the Funds' fundamental restriction on this subject should be removed and replaced by a non-fundamental restriction. That non-fundamental restriction will eliminate minor differences in wording among existing fundamental restrictions and will contain an exception for short positions in connection with financial contracts or derivative instruments. The language of that exception conforms with the exception contained in the proposed change to the Funds' fundamental restriction on investing in commodities. Each non-fundamental restriction will clarify that a Fund may engage in short sales "against the box."

    10. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTMENTS IN OIL, GAS AND MINERAL LEASES AND PROGRAMS.

    Funds to Which This Change Applies: All Funds other than Tactical Fund and Small Cap Growth Fund.

    Proposed Change; Text of Related Non-Fundamental Restriction:

    Upon the approval of Proposal 3, the existing fundamental restrictions on investments in oil, gas or minerals would be eliminated, and those Funds that currently have them would become subject to the following non-fundamental restriction:

        "The Fund will not invest in oil, gas or mineral exploration or development programs or leases, except that investments in securities of issuers that invest in such programs or leases and investments in asset-backed securities supported by receivables generated from such programs or leases are not subject to this prohibition."

    Discussion: The Funds are not required to have a fundamental restriction with respect to oil, gas or mineral investments, but certain state securities rules require that Funds establish at least a non-fundamental restriction on this subject. In order to maximize the Funds' flexibility in the event of future changes in state securities rules or policies, the Boards believe that the Funds' restrictions on oil, gas and mineral investments should be made non-fundamental.

    The non-fundamental restriction adopted by the Boards will eliminate minor differences in wording among existing fundamental restrictions and will establish uniform exceptions that serve to clarify the limited scope of the restriction. Also, since the applicable state requirements relate only to oil, gas and mineral leases and development programs, the non-fundamental restriction applies only to them and not to other investments relating to oil, gas or minerals.

    11. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTMENTS IN OTHER INVESTMENT COMPANIES.

    Funds to Which This Change Applies: All Funds other than Strategic Income Fund, Utility Income, Tactical Fund, Emerging Markets Fund and Small Cap Growth Fund.

    Proposed Change; Text of Related Non-Fundamental Restriction:

    Upon the approval of Proposal 3, the existing fundamental restrictions on investments in other investment companies would be eliminated, and those Funds that currently have them would become subject to the following non-fundamental restriction:

        "The Fund will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger."

    Discussion: The ability of the Funds to invest in other investment companies is limited under the 1940 Act, but the Funds are not required to have a fundamental restriction on this subject. In order to maximize the Funds' flexibility in the event of future changes in federal and state securities rules or policies, the Boards believe that the Funds' restrictions on investments in other investment companies should be made non-fundamental.

    The non-fundamental restriction adopted by the Boards will allow investments in other investment companies to the full extent permitted under the 1940 Act. Under the 1940 Act, a Fund may purchase the securities of other investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company. The fundamental restrictions for most of the Funds that have restrictions on this subject are more limiting in that they generally prohibit any investments in investment companies except for shares acquired in reorganizations, consolidations, or mergers. The Boards believe that investments in other investment companies may be desirable under certain circumstances. For example, temporary investments of cash reserves in money market funds or other pooled investment vehicles may provide a combination of diversification and return that otherwise would not be available. Also, for Funds that invest outside the United States, certain equity securities are available to foreign investors only through investments in local investment companies. The non-fundamental restriction also will eliminate minor differences in wording among existing fundamental restrictions.

    12. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.

    Fund to Which This Change Applies: Global Equity Fund.

    Proposed Change; Text of Related Non-Fundamental Restriction:

    Upon the approval of Proposal 3, the existing fundamental restriction on investing for the purpose of control would be eliminated, and Global Equity Fund would become subject to the following non-fundamental restriction:

        "The Fund will not invest in companies for the purpose of exercising control or management."

    Discussion: There is no legal requirement that a Fund have a fundamental restriction on this subject, and the Board believes that it should be made non-fundamental. Converting this fundamental restriction to a non-fundamental restriction will enable the Global Equity Fund Board to change this policy in the future if it concludes that doing so would be in the interest of the Fund and its Shareholders.

    13. ELIMINATION OF FUNDAMENTAL RESTRICTION RELATING TO PURCHASES OF SECURITIES NOT PERMITTED UNDER INVESTMENT OBJECTIVE.

    Funds to Which This Change Applies: Balanced Fund and Growth and Income
Fund.

    Proposed Change:

    Upon the approval of Proposal 3, the existing fundamental restrictions on purchases of securities that are not permitted under a Fund's investment objective or policies would be eliminated; the fundamental restriction would not be replaced by a non-fundamental restriction.

    Discussion: The above-referenced Funds have fundamental restrictions that in substance prevent the Fund from investing in securities that are inconsistent with its investment objective or, in some cases, with its investment policies. The need for a Fund to limit its investments in that manner may be implicit in the objectives and policies themselves, but there is no legal requirement that a Fund have a fundamental restriction on the subject. Moreover, while the Funds' investment objectives are fundamental policies, their other investment policies generally are not fundamental and may be modified by the Boards without shareholder action. The Boards for these Funds wish to eliminate any implication that policies that are not specifically identified as fundamental are made fundamental by the language of these fundamental restrictions.

    Accordingly, the Boards have determined that this restriction should be eliminated, both as a fundamental and as a non-fundamental restriction.

    14. ELIMINATION OF FUNDAMENTAL RESTRICTION ON JOINT PARTICIPATION IN SECURITIES TRADING ACCOUNTS.

    Fund to Which This Change Applies: Global Equity Fund.

    Proposed Change:

    Upon the approval of Proposal 3, the existing fundamental restriction on joint participation in securities trading accounts would be eliminated; the fundamental restriction would not be replaced by a non-fundamental restriction.

    Discussion: Global Equity Fund currently has a fundamental restriction against participation on a joint or joint and several basis in any securities trading account. Joint activities by an investment company are subject to regulation under the 1940 Act, and there is no legal requirement for a Fund to have a fundamental restriction on this subject. In certain circumstances, participation in joint trading accounts may be beneficial to the Fund. Moreover, the Funds currently have, and may from time to time seek to obtain, the benefit of exemptive relief from the SEC with respect to certain joint activities. Accordingly, the Board for Global Equity Fund wishes to ensure that the Fund will not be more limited with respect to such transactions than is required by law.

    Accordingly, the Board has determined that this restriction should be eliminated both as a fundamental and as a non-fundamental restriction.

    REQUIRED VOTE. Approval of each of the numbered changes contemplated by Proposal 3 with respect to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding Shares of the Fund or (2) 67% or more of the Shares of the Fund present at the Meeting if more than 50% of the outstanding Shares of the Fund are represented at the Meeting in person or by proxy. Shareholders of any Fund may vote against the changes proposed with respect to specific fundamental restrictions applicable to their Fund in the manner indicated on the proxy card.

    IF ONE OR MORE OF THE NUMBERED CHANGES CONTEMPLATED BY PROPOSAL 3 IS NOT APPROVED BY SHAREHOLDERS OF A FUND, THE RELATED EXISTING FUNDAMENTAL RESTRICTION(S) OF THE FUND WILL CONTINUE IN EFFECT FOR THAT FUND, BUT DISAPPROVAL OF ALL OR PART OF PROPOSAL 3 BY THE SHAREHOLDERS OF ONE FUND WILL NOT AFFECT ANY APPROVALS OF PROPOSAL 3 THAT ARE OBTAINED WITH RESPECT TO ANY OTHER FUND.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

                              -------------------

           PROPOSAL 4--APPROVAL OF CHANGE TO INVESTMENT OBJECTIVE OF
                                HIGH INCOME FUND

    RELEVANT FUND. High Income Fund.

    REASON FOR PROPOSED CHANGE. Proposal 4 is to approve the recommendation of Mitchell Hutchins and of the High Income Fund Board to change the Fund's investment objective from "to provide the highest level of current income available without undue risk" to "to provide high income." This proposal is intended to simplify High Income Fund's investment objective, making it more comparable to those of other mutual funds with similar investment strategies. The proposed change to the Fund's investment objective does not reflect any current or contemplated change in the investment policies of the Fund, and it is not intended to reflect any change in the level of risk associated with an investment in the Fund.

    Under the Fund's existing investment policy, at least 65% of its total assets normally are invested in high risk, high yielding, income producing corporate debt securities that at the time of purchase are rated B or better by Standard & Poor's, a division of The McGraw-Hill Companies Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's"), are comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or are unrated but are determined to be of comparable quality by Mitchell Hutchins. This policy, which would not be changed under Proposal 4, means that the Fund invests primarily in what are commonly referred to as "junk bonds," which are considered by S&P and Moody's to be predominantly speculative and to involve major risk exposure to adverse conditions.

    The current investment objective reflects the fact that, in managing the Fund's portfolio, Mitchell Hutchins seeks to minimize the speculative risks associated with investments in junk bonds through diversification, credit analysis and attention to current trends in interest rates and other factors. Moreover, while the Fund invests primarily in junk bonds, at least 65% of its assets must be at least B-rated or be of comparable quality. Thus, Mitchell Hutchins seeks to balance the investment risks undertaken by the Fund against the higher current yields that generally are available on junk bonds, in order to achieve the best results for Shareholders. Mitchell Hutchins will continue to seek this balance in its management of the Fund under the revised investment objective.

    Nevertheless, all junk bonds, even those rated B or better, carry higher investment risk than investment grade bonds. The proposed revision to the Fund's investment objective seeks to ensure that investors will not infer from the Fund's investment objective that the Fund would not incur the risks attendant to higher yielding bonds.

    Junk bonds are especially subject to adverse changes in general economic conditions and in the industries in which their issuers are engaged, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. Moreover, the risk of loss due to default by these issuers is significantly greater than for issuers of investment grade securities because junk bonds are frequently unsecured and subordinated to the prior payment of senior securities. To the extent that High Income Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, the Fund may incur additional expenses and may have limited legal recourse in the event of a default.

    Under its existing policies, High Income Fund may invest up to 35% of its total assets in debt securities rated lower than B by S&P or Moody's or comparably rated by another NRSRO, preferred stocks, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, certain equity securities and money market instruments. This portion of the Fund's assets may include debt securities that are in default or that face the risk of default with respect to the payment of principal or interest.

    Concurrent Change in Investment Policy. Concurrently with the proposed change in High Income Fund's investment objective, the Fund intends to change its investment policy to reflect that the Fund may invest up to 25% of its total assets in securities that are not currently providing income but that have the potential for capital appreciation. This policy will reflect Mitchell Hutchins' belief that the Fund should be able to take advantage of opportunities for capital appreciation that become available in the market from time to time. Mitchell Hutchins believes that the Fund can make limited investments in non-income producing securities that present these opportunities while still achieving its overall goal of providing high income to Shareholders. This new policy will not be part of the Fund's investment objective but will be a non-fundamental policy that may be changed by the Fund's Board. The securities in which the Fund would be able to invest under this policy include debt securities that are not currently paying income and equity securities such as common stocks, warrants, rights and preferred stocks that are not paying current income.

    TEXT OF PROPOSED CHANGES TO INVESTMENT OBJECTIVE. The revised investment objective for High Income Fund under Proposal 4 is:

    "To provide high income."

    REQUIRED VOTE. Approval of Proposal 4 requires the affirmative vote of a "majority of the outstanding voting securities" of High Income Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding Shares of the Fund or (2) 67% or more of the Shares of the Fund present at the Meeting if more than 50% of the outstanding Shares of the Fund are represented at the Meeting in person or by proxy. If Proposal 4 is not approved by Shareholders of High Income Fund, the Fund's existing investment objective will continue in effect.

    THE HIGH INCOME FUND BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 4.

                              -------------------

                             ADDITIONAL INFORMATION

    The solicitation of proxies, the cost of which will be borne by the Funds, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins or PaineWebber, who will not receive any compensation therefor from the Funds, or by Shareholder Communications Corporation, professional proxy solicitors retained by the Funds, who will be paid the following approximate fees and expenses for soliciting services set forth below. Soliciting fees and expenses payable to Shareholder Communications by a particular Fund are a function of the number of Shareholders in that Fund.

                                                                                     SOLICITING
                                                                                  FEES AND EXPENSES
                                         FUND                                       (APPROXIMATE)
                                         ----                                     -----------------
     America Fund:                                                                        --
       Growth and Income Fund ..................................................       $ 44,800
     Financial Services Fund ...................................................       $  7,300
     Investment Series:                                                                   --
       Global Income Fund ......................................................       $ 75,000
     Investment Trust:                                                                    --
       Tactical Fund ...........................................................       $  2,200
       Global Equity Fund ......................................................       $ 34,000
     Investment Trust II:                                                                 --
       Emerging Markets Fund ...................................................       $  2,800
     Investment Trust III:                                                                --
       Small Cap Growth Fund ...................................................       $  2,400
     Managed Assets Trust:                                                                --
       Capital Appreciation Fund ...............................................       $ 20,100
     Managed Investments Trust:                                                           --
       High Income Fund ........................................................       $ 30,500
       Investment Grade Fund ...................................................       $ 19,100
       Low Duration Fund .......................................................       $ 11,400
       U.S. Government Fund ....................................................       $ 31,000
       Utility Fund ............................................................       $  4,600
     Master Series:                                                                       --
       Balanced Fund ...........................................................       $ 18,400
       PW Money Market Fund ....................................................       $  3,200
     Mutual Fund Trust:                                                                   --
       California Tax-Free Fund ................................................       $  4,000
       National Tax-Free Fund ..................................................       $ 11,700
     Municipal Series:                                                                    --
       Municipal High Income Fund ..............................................       $  3,200
       New York Tax-Free Fund ..................................................       $  1,900
     Olympus Fund:                                                                        --
       Growth Fund .............................................................       $ 30,000
     Securities Trust:                                                                    --
       Small Cap Value Fund ....................................................       $  3,800
       Strategic Income Fund ...................................................       $  4,100

    In January and February, 1995, PW Group acquired the asset management business of KPAM. For each of the investment companies formerly advised by KPAM, advisory or administration services were provided on an interim basis until April 13, 1995 by either Mitchell Hutchins or PaineWebber. On April 13, 1995, shareholders of each of those Companies approved the selection of Mitchell Hutchins or PaineWebber as investment adviser pursuant to an Investment Advisory and Administration Contract. The Companies formerly advised by KPAM are:
Investment Trust, Investment Trust II and Investment Trust III. A change in investment adviser is deemed a presumed change of control under the 1940 Act.

    In December, 1995, a complaint purporting to assert derivative claims on behalf of Investment Series was filed in the Supreme Court of the State of New York for the County of New York against Mitchell Hutchins, PaineWebber and certain of the present and former Board Members and officers of Investment Series in connection with Global Income Fund. The complaint alleges that defendants mismanaged Global Income Fund and breached their fiduciary duties to Investment Series and to the Shareholders of Global Income Fund, and that Mitchell Hutchins negligently and in breach of its investment advisory contract allowed Global Income Fund to suffer investment losses, by failing to take appropriate steps to "insulate the value" of Global Income Fund against "anticipated changing global interest rates and against the falling dollar" and by charging excessive fees, and that Mitchell Hutchins commingled Global Income Fund's assets with those of other funds. Based on these allegations, the complaint seeks disgorgement of any unjustified compensation, damages in an unspecified amount and other relief. As of the date of this proxy statement, no pleadings have been filed in the litigation subsequent to the complaint. Mitchell Hutchins believes that the claims are without merit and intends to vigorously defend against the action.

                             SHAREHOLDER PROPOSALS

    As a general matter, the Companies do not hold regular annual or other meetings of Shareholders. Any Shareholder who wishes to submit proposals to be considered at a special meeting of any Company's Shareholders should send the proposals to that Company at 1285 Avenue of the Americas, New York, New York 10019, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Company's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the Meetings other than the matters set forth in this proxy statement, but should any other matter requiring a vote of Shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Companies and the Funds.

                                          By order of the Boards,



                                          DIANNE E. O'DONNELL
                                          Secretary

February 28, 1996

   IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR PROXIES PROMPTLY.

                      INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A    -- General Information....................................................     A-1

Exhibit B    -- Beneficial Ownership of Greater Than 5% of Fund Shares.................     B-1

Exhibit C    -- Year in Which Each Nominee or Current Board Member Standing for             C-1
                Reelection Became a Member of the Board................................

Exhibit D    -- Fund Ownership of Nominees and Current Board Members...................     D-1

Exhibit E    -- Board and Committee Information........................................     E-1

Exhibit F    -- Membership on Board Committees.........................................     F-1

Exhibit G    -- Officer Information....................................................     G-1

Exhibit FR   -- Existing Fundamental Restrictions......................................    FR-1

                                                                       EXHIBIT A

                              GENERAL INFORMATION

                                                                                                     SHARES
                                       STATE OF          INVESTMENT          SUB-ADVISER        OUTSTANDING AS OF
   COMPANY/FUND                      ORGANIZATION         ADVISER          AND ITS ADDRESS         RECORD DATE
   ------------                     --------------   ------------------  --------------------   -----------------
AMERICA FUND.....................   Massachusetts
 Growth and Income Fund..........         --         Mitchell Hutchins            --              25,211,962.626
FINANCIAL SERVICES FUND..........   Maryland         Mitchell Hutchins            --               4,802,630.065
INVESTMENT SERIES................   Massachusetts
 Global Income Fund..............         --         Mitchell Hutchins            --             109,339,289.430
MANAGED ASSETS TRUST.............   Massachusetts
 Capital Appreciation Fund.......         --         Mitchell Hutchins   Denver Investment        16,845,853.288
                                                                         Advisors LLC
                                                                         1225 17th Street
                                                                         26th Floor
                                                                         P.O. Box 17487
                                                                         Denver, Colorado
                                                                         80217
MANAGED INVESTMENTS TRUST........   Massachusetts
 High Income Fund................         --         Mitchell Hutchins            --              77,278,265.548
 Investment Grade Fund...........         --         Mitchell Hutchins            --              33,836,346.269
 Low Duration Fund...............         --         Mitchell Hutchins   Pacific Investment      125,258,699.400
                                                                         Management Company
                                                                         840 Newport Center
                                                                         Drive
                                                                         Suite 360
                                                                         Newport Beach,
                                                                         California 92260
 U.S. Government Fund............         --         Mitchell Hutchins            --              60,668,091.715
 Utility Fund....................         --         Mitchell Hutchins            --               5,917,058.382
MASTER SERIES....................   Maryland
 Balanced Fund...................         --         Mitchell Hutchins            --              19,209,418.356
 PW Money Market Fund............         --         Mitchell Hutchins            --              47,521,664.064
MUNICIPAL SERIES.................   Massachusetts
 Municipal High Income Fund......         --         Mitchell Hutchins            --               9,948,637.630
 New York Tax-Free Fund..........         --         Mitchell Hutchins            --               5,531,799.207
MUTUAL FUND TRUST................   Massachusetts
 California Tax-Free Fund........         --         Mitchell Hutchins            --              18,404,989.167
 National Tax-Free Fund..........         --         Mitchell Hutchins            --              38,954,335.821
OLYMPUS FUND.....................   Massachusetts
 Growth Fund.....................         --         Mitchell Hutchins            --              17,449,690.114
SECURITIES TRUST.................   Massachusetts
 Small Cap Value Fund............         --         Mitchell Hutchins   Quest Advisory            6,736,021.886
                                                                         Corp.*
                                                                         1414 Avenue of the
                                                                         Americas
                                                                         New York, New York
                                                                         10019
 Strategic Income Fund...........         --         Mitchell Hutchins            --               7,694,995.119
INVESTMENT TRUST.................   Massachusetts
 Tactical Fund...................         --         Mitchell Hutchins            --               4,417,134.924
 Global Equity Fund..............         --         Mitchell Hutchins   GE Investment            36,674,700.909
                                                                         Management
                                                                         Incorporated
                                                                         3003 Summer Street
                                                                         Stamford,
                                                                         Connecticut 06904

                                                                                                     SHARES
                                       STATE OF          INVESTMENT          SUB-ADVISER        OUTSTANDING AS OF
   COMPANY/FUND                      ORGANIZATION         ADVISER          AND ITS ADDRESS         RECORD DATE
   ------------                     --------------   ------------------  --------------------   -----------------
INVESTMENT TRUST II..............   Massachusetts
 Emerging Markets Fund...........         --         Mitchell Hutchins   Emerging Markets          5,121,090.508
                                                                         Management
                                                                         1001 Nineteenth
                                                                         Street North
                                                                         Arlington, Virginia
                                                                         22209-1722
INVESTMENT TRUST III.............   Massachusetts
 Small Cap Growth Fund...........         --         Mitchell Hutchins   George D. Bjurman &       2,945,285.916
                                                                         Associates*
                                                                         10100 Santa Monica
                                                                         Boulevard
                                                                         Suite 1200
                                                                         Los Angeles,
                                                                         California 90067

------------

* The sub-advisory contract is being terminated as of April 1, 1996. Mitchell Hutchins will assume day-to-day portfolio management as of that date.

                                                                       EXHIBIT B

             BENEFICIAL OWNERSHIP OF GREATER THAN 5% OF FUND SHARES

                                                            NUMBER AND PERCENTAGE OF
                                                              SHARES BENEFICIALLY
                                                                     OWNED
    NAME AND ADDRESS*                NAME OF FUND            AS OF JANUARY 31, 1996
--------------------------    --------------------------    ------------------------
Subaru of New England         Emerging Markets Fund             623,513.607  (12.4%)
Mr. Joseph Poltronetti        Growth Fund                       880,422.430   (5.0%)
Citibank, N.A.
  Fiduciary Services
Hilton Hotels Corporation     Low Duration Fund               9,100,500.000   (7.2%)
Kern County Treasurer         Low Duration Fund               8,585,131.170   (6.8%)

------------

* Each of the Shareholders listed in this Exhibit may be contacted c/o Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, NY 10019.

                                                                       EXHIBIT C

   YEAR IN WHICH EACH NOMINEE OR CURRENT BOARD MEMBER STANDING FOR REELECTION
                         BECAME A MEMBER OF THE BOARD*

                                                    E. GARRETT                       FREDERIC                    JOHN R.
                                        RICHARD Q.   BEWKES,     MEYER    GEORGE W.     V.     RICHARD  CARL W.  TORELL
   COMPANY/FUND NAME                    ARMSTRONG     JR.**     FELDBERG    GOWEN     MALEK     BURT    SCHAFER    III
   -----------------                    ----------  ----------  --------  ---------  --------  -------  -------  -------
America Fund...........................   --            1983      1990        1987      1987     --       --       --
Financial Services Fund................   --            1986      1990        1986      1987     --       --       --
Investment Series......................   --            1987      1990        1987      1988     --       --       --
Managed Assets Trust...................   --            1992      1992        1992      1992     --       --       --
Managed Investments Trust..............   --            1984      1990        1984      1987     --       --       --
Master Series..........................   --            1986      1990        1986      1987     --       --       --
Municipal Series.......................   --            1990      1990        1987      1987     --       --       --
Mutual Fund Trust......................   --            1984      1990        1985      1987     --       --       --
Olympus Fund...........................   --            1985      1990        1985      1987     --       --       --
Securities Trust.......................    1995         1993      --         --        --        1995     --       1993
Investment Trust.......................    1995        --         --         --        --        --       1991     --
Investment Trust II....................    1995        --         --         --        --        --       1992     --
Investment Trust III...................    1995        --         --         --        --        --       1993     --

------------

   *  Excludes Margo N. Alexander and Mary C. Farrell who are not presently members of these
      Boards.

  **  Mr. Bewkes resigned from each Board on which he currently serves and was reappointed during 1993. He resigned from the Boards of America Fund, Financial Services Fund, Master
      Series, Managed Municipal Trust and Olympus Fund in 1986 and was reelected to each in
      1990, except for the Board of Managed Municipal Trust, to which he was reelected in 1991.

                                                                       EXHIBIT D

              FUND OWNERSHIP OF NOMINEES AND CURRENT BOARD MEMBERS

            NOMINEES WHO ARE                                                 NO. OF SHARES HELD AS OF
         STANDING FOR REELECTION                  FUND                          FEBRUARY 21, 19961
         -----------------------                  ----                       ------------------------
Margo N. Alexander.......................   Global Equity Fund                         926.869
                                            Tactical Fund                            6,253.0002
                                            Emerging Markets Fund                    4,985.0002
                                            Growth and Income Fund                  12,581.1503
Richard Q. Armstrong.....................   Global Equity Fund                       6,235.791
                                            Small Cap Growth Fund                    1,774.045
E. Garrett Bewkes, Jr. ..................   Global Equity Fund                       2,879.773
Richard Burt.............................   Investment Grade Fund                    2,783.668
                                            Financial Services Fund                    749.251
Mary C. Farrell..........................   Growth and Income Fund                     368.772
                                            Global Equity Fund                       4,938.7583
                                            Growth and Income Fund                     524.2153
                                            Growth Fund                                127.887
                                            Growth Fund                              8,153.5583
Meyer Feldberg...........................   Growth and Income Fund                     338.696
                                            Growth Fund                                341.588
                                            Financial Services Fund                    385.171
George W. Gowen..........................   Growth Fund                                327.743
                                            U.S. Government Fund                       477.819
                                            High Income Fund                           776.552
                                            Capital Appreciation Fund                2,608.514
                                            Growth and Income Fund                     531.206
                                            Global Equity Fund                       1,702.589
                                            Municipal High Income Fund                 175.578
                                            National Tax-Free Fund                     401.639
                                            Balanced Fund                              179.908
                                            Global Income Fund                         360.237
                                            Investment Grade Fund                      686.754
                                            Financial Services Fund                    303.800
Frederic V. Malek........................   High Income Fund                         4,816.956
                                            Investment Grade Fund                    4,646.840

            NOMINEES WHO ARE                                                 NO. OF SHARES HELD AS OF
         STANDING FOR REELECTION                  FUND                          FEBRUARY 21, 19961
         -----------------------                  ----                       ------------------------
John R. Torell III.......................   Global Equity Fund                         100.000
                                            Tactical Fund                              100.000
                                            Emerging Markets Fund                      100.000
                                            Small Cap Growth Fund                      100.000
                                            Balanced Fund                              100.000
                                            Capital Appreciation Fund                  100.000
                                            Global Income Fund                         100.000
                                            Growth and Income Fund                     100.000
                                            Growth Fund                                100.000
                                            High Income Fund                           100.000
                                            Investment Grade Fund                      100.000
                                            Low Duration Fund                          100.000
                                            Municipal High Income Fund                 100.000
                                            National Tax-Free Fund                     100.000
                                            New York Tax-Free Fund                     100.000
                                            Financial Services Fund                    100.000
                                            U.S. Government Fund                       100.000
                                            Utility Fund                               100.000
                                            Strategic Income Fund                      100.000
                                            Small Cap Value Fund                       100.000

    CURRENT BOARD MEMBERS WHO ARE NOT                                        NO. OF SHARES HELD AS OF
         STANDING FOR REELECTION                  FUND                          FEBRUARY 21, 19961
    ---------------------------------             ----                       ------------------------
David J. Beaubien........................   Growth and Income Fund                   4,232.049

------------

1 Unless otherwise stated, as of the date indicated, each Board Member had sole voting and investment power of Shares owned.

2 Indicates Shares held in joint tenancy with spouse, with whom voting and investment power are shared.

3 Indicates Shares held in a retirement plan; number of Shares indicated is as of November 30, 1995, the most recent practicable date for this data.

                                                                       EXHIBIT E

                        BOARD AND COMMITTEE INFORMATION

                                   FINANCIAL                MANAGED      MANAGED                             MUTUAL
                          AMERICA  SERVICES   INVESTMENT    ASSETS     INVESTMENTS    MASTER    MUNICIPAL     FUND     OLYMPUS
                           FUND      FUND       SERIES       TRUST        TRUST       SERIES     SERIES      TRUST      FUND
                          -------  ---------  ----------    -------    -----------    ------    ---------    ------    -------
Annual Fee (1)........... $ 1,500   $ 1,500     $3,000      $2,500       $ 5,000      $4,000     $ 3,000     $2,000    $2,000
Attendance Fee Per Board
Meeting(1)............... $   250   $   250     $  250      $  250       $   250      $  250     $   250     $  250    $  250
Attendance Fee Per
 Committee
Meeting(1)(2)............ $   250   $   250     $  250      $  250       $   250      $  250     $   250     $  250    $  250
Number of Board Meetings
 During
 Last Fiscal Year........       8         6          7           6             7           7           6          6         8
Number of Audit Committee
 Meetings During Last
Fiscal Year..............       1         1          1           1 (4)         1           1(4)        1(4)       1(4)      1
Number of Nominating
 Committee
 Meetings During Last
Fiscal Year..............   --        --             1(5)     --               3(5)     --         --          --        --


                           SECURITIES    INVESTMENT  INVESTMENT  INVESTMENT
                             TRUST         TRUST      TRUST II   TRUST III
                           ----------    ----------  ----------  ----------
                          <C
Annual Fee (1)...........    $1,500        $2,000      $1,000      $1,000
Attendance Fee Per Board
Meeting(1)...............    $  250        $  750      $  375      $  375
Attendance Fee Per
 Committee
Meeting(1)(2)............    $  250        $  750      $  375      $  375
Number of Board Meetings
 During
 Last Fiscal Year........        10(3)         16          14          15
Number of Audit Committee
 Meetings During Last
Fiscal Year..............         1             2           0           1
Number of Nominating
 Committee
 Meetings During Last
Fiscal Year..............         1         --          --          --

------------
(1) Reflects compensation rates in effect prior to changes described in proxy statement. Board Members who were not independent did not receive compensation from the Companies.

(2) The chair of the audit committees of the following Companies receives an additional fee of $250 per meeting: Investment Trust, Investment Trust II and Investment Trust III.

(3) Number provided in table is based on the fiscal year for Strategic Income Fund; this number would be 8 if based on the fiscal year for Small Cap Value Fund.

(4) Judith Davidson Moyers attended less than 75% of the meetings.

(5) Richard Burt attended less than 75% of the meetings.

                                                                       EXHIBIT F

                        MEMBERSHIP ON BOARD COMMITTEES*

                                                                                                     BOARD MEMBERS
                                                                                                    NOT STANDING FOR
                                                                                                       REELECTION
                                                                                             ------------------------------
                                                                                                       WILLIAM W.   JUDITH
COMPANY/FUND     RICHARD Q.   MEYER    GEORGE W.  FREDERIC V.  RICHARD  CARL W.   JOHN R.    DAVID J.   HEWITT,    DAVIDSON
NAME             ARMSTRONG   FELDBERG    GOWEN       MALEK      BURT    SCHAFER  TORELL III  BEAUBIEN     JR.       MOYERS
------------     ----------  --------  ---------  -----------  -------  -------  ----------  --------  ----------  --------
America Fund....               A, N       A, N        A, N                                                           A, N
Financial
 Services
 Fund............              A, N       A, N        A, N                                                           A, N
Investment
  Series.........              A, N       A, N        A, N                                                           A, N
Managed Assets
  Trust...........             A, N       A, N        A, N                                                           A, N
Managed
 Investments
  Trust...........             A, N       A, N        A, N                                                           A, N
Master Series.....             A, N       A, N        A, N                                                           A, N
Municipal
  Series..........             A, N       A, N        A, N                                                           A, N
Mutual Fund
  Trust...........             A, N       A, N        A, N                                                           A, N
Olympus Fund......             A, N       A, N        A, N                                                           A, N
Securities
  Trust...........    A, N                                         A, N               A, N
Investment
  Trust...........                                                           A                    A          A
Investment Trust
  II..............                                                           A                    A          A
Investment Trust
III.............                                                             A                    A          A

COMPANY/FUND      WILLIAM D.
NAME                WHITE
----------------  ----------
America Fund......
Financial
 Services
  Fund............
Investment
  Series..........
Managed Assets
  Trust...........
Managed
 Investments
  Trust...........
Master Series.....
Municipal
  Series..........
Mutual Fund
  Trust...........
Olympus Fund......
Securities
  Trust...........     A, N
Investment
  Trust...........
Investment Trust
  II..............
Investment Trust
  III.............

------------

 * Only independent Board Members serve on Board audit or nominating committees.

 A = Member of audit committee

 N = Member of nominating committee

                                                                       EXHIBIT G

                                                     OFFICER INFORMATION

                                      NO. OF
                                     INVESTMENT
 NAME; PRINCIPAL                     COMPANIES                                  OFFICER SINCE
     BUSINESS                        ON WHICH  -------------------------------------------------------------------------------
  OCCUPATION FOR                      SERVES            FINANCIAL              MANAGED    MANAGED                       MUTUAL
       THE                            AS AN    AMERICA  SERVICES   INVESTMENT  ASSETS   INVESTMENTS  MASTER  MUNICIPAL   FUND
 PAST FIVE YEARS  AGE      OFFICE    OFFICER1   FUND      FUND       SERIES     TRUST      TRUST     SERIES   SERIES    TRUST
----------------- ----  ------------ --------  -------  ---------  ----------  -------  ------------ ------  ---------  ------


Margo N.            48  President        30      5/95      5/95        5/95      5/95       5/95       5/95     5/95      5/95
 Alexander; Mrs.
 Alexander is
 president, chief
 executive
 officer and a
 director of
 Mitchell
 Hutchins. She is
 an executive
 vice president
 and director of
 PaineWebber.

T. Kirkham          49  Vice              5                                                            9/95
 Barneby; Mr.           President
 Barneby is a
 managing
 director and
 chief investment
 officer--
 quantitative
 investments of
 Mitchell
 Hutchins. Prior
 to September
 1994, he was a
 senior vice
 president at
 Vantage Global
 Management.
 Prior to June
 1993, he was a
 senior vice
 president at
 Mitchell
 Hutchins
 Institutional
 Investors, Inc.

Owen T. Barry       32  Senior Vice       1
 III; Mr. Barry         President
 is a senior            and Chief
 executive vice         Investment
 president and          Officer
 director of
 investments for
 George D.
 Bjurman &
 Associates.

Julieanna Berry;    32  Vice              1                                                 9/95
 Ms. Berry is a         President
 vice president
 and portfolio
 manager of
 Mitchell
 Hutchins.

Cynthia N. Bow;     37  Vice              2                                                                               9/95
 Ms. Bow is a           President
 vice president
 and portfolio
 manager of
 Mitchell
 Hutchins. Ms.
 Bow has been
 with Mitchell
 Hutchins since
 1982.

 NAME; PRINCIPAL
     BUSINESS
  OCCUPATION FOR
       THE         OLYMPUS  SECURITIES  INVESTMENT  INVESTMENT  INVESTMENT
 PAST FIVE YEARS     FUND     TRUST       TRUST      TRUST II   TRUST III
-----------------  -------- ----------  ----------  ----------  ----------
Margo N.             5/95      5/95       7/95        7/95        7/95
 Alexander; Mrs.
 Alexander is
 president, chief
 executive
 officer and a
 director of
 Mitchell
 Hutchins. She is
 an executive
 vice president
 and director of
 PaineWebber.
T. Kirkham                                1/95
 Barneby; Mr.
 Barneby is a
 managing
 director and
 chief investment
 officer--
 quantitative
 investments of
 Mitchell
 Hutchins. Prior
 to September
 1994, he was a
 senior vice
 president at
 Vantage Global
 Management.
 Prior to June
 1993, he was a
 senior vice
 president at
 Mitchell
 Hutchins
 Institutional
 Investors, Inc.
Owen T. Barry                                                     8/93
 III; Mr. Barry
 is a senior
 executive vice
 president and
 director of
 investments for
 George D.
 Bjurman &
 Associates.
Julieanna Berry;
 Ms. Berry is a
 vice president
 and portfolio
 manager of
 Mitchell
 Hutchins.
Cynthia N. Bow;
 Ms. Bow is a
 vice president
 and portfolio
 manager of
 Mitchell
 Hutchins. Ms.
 Bow has been
 with Mitchell
 Hutchins since
 1982.

                                               OFFICER INFORMATION--(CONTINUED)

                                      NO. OF
                                     INVESTMENT
 NAME; PRINCIPAL                     COMPANIES                                  OFFICER SINCE
     BUSINESS                        ON WHICH  -------------------------------------------------------------------------------
  OCCUPATION FOR                      SERVES            FINANCIAL              MANAGED    MANAGED                       MUTUAL
       THE                            AS AN    AMERICA  SERVICES   INVESTMENT  ASSETS   INVESTMENTS  MASTER  MUNICIPAL   FUND
 PAST FIVE YEARS  AGE      OFFICE    OFFICER1   FUND      FUND       SERIES     TRUST      TRUST     SERIES   SERIES    TRUST
----------------- ----  ------------ --------  -------  ---------  ----------  -------  ------------ ------  ---------  ------
Teresa M. Boyle;    37  Vice             30     12/93     12/93       12/93     12/93      12/93      12/93    12/93     12/93
 Ms. Boyle is a         President
 first vice
 president and
 manager--
 advisory
 administration
 of Mitchell
 Hutchins. Prior
 to November
 1993, she was
 compliance
 manager of
 Hyperion Capital
 Management,
 Inc., an
 investment
 advisory firm.
 Prior to April
 1993, Ms. Boyle
 was a vice
 president and
 manager--legal
 administration
 of Mitchell
 Hutchins.

Mary Claira         48  Senior            1
 Choksi, Senior         Vice
 Vice President,        President
 Managing
 Director of
 Emerging Markets
 Management,
 Emerging Markets
 Investors
 Corporation,
 Strategic
 Investment
 Partners, and
 Strategic
 Investment
 partners, Inc.,
 each a
 registered
 investment
 adviser.

Joan L. Cohen;      31  Vice             23      2/94      2/94        2/94      2/94       2/94       2/94     2/94      2/94
 Ms. Cohen is a         President
 vice president         and
 and attorney of        Assistant
 Mitchell               Secretary
 Hutchins. Prior
 to December
 1993, she was an
 associate at the
 law firm of
 Seward & Kissel.

Neil G. Cumming;    41  Vice              1
 Mr. Cumming is a       President
 senior vice            and
 president and          Investment
 portfolio              Officer
 manager/senior
 research analyst
 of George D.
 Bjurman &
 Associates.

 NAME; PRINCIPAL
     BUSINESS
  OCCUPATION FOR
       THE         OLYMPUS  SECURITIES  INVESTMENT  INVESTMENT  INVESTMENT
 PAST FIVE YEARS     FUND     TRUST       TRUST      TRUST II   TRUST III
-----------------  -------- ----------  ----------  ----------  ----------
Teresa M. Boyle;    12/93     12/95       3/95        3/95        3/95
 Ms. Boyle is a
 first vice
 president and
 manager--
 advisory
 administration
 of Mitchell
 Hutchins. Prior
 to November
 1993, she was
 compliance
 manager of
 Hyperion Capital
 Management,
 Inc., an
 investment
 advisory firm.
 Prior to April
 1993, Ms. Boyle
 was a vice
 president and
 manager--legal
 administration
 of Mitchell
 Hutchins.
Mary Claira                                          11/93
 Choksi, Senior
 Vice President,
 Managing
 Director of
 Emerging Markets
 Management,
 Emerging Markets
 Investors
 Corporation,
 Strategic
 Investment
 Partners, and
 Strategic
 Investment
 partners, Inc.,
 each a
 registered
 investment
 adviser.
Joan L. Cohen;       2/94
 Ms. Cohen is a
 vice president
 and attorney of
 Mitchell
 Hutchins. Prior
 to December
 1993, she was an
 associate at the
 law firm of
 Seward & Kissel.
Neil G. Cumming;
 Mr. Cumming is a
 senior vice
 president and
 portfolio
 manager/senior
 research analyst
 of George D.
 Bjurman &
 Associates.

                                               OFFICER INFORMATION--(CONTINUED)

                                      NO. OF
                                     INVESTMENT
 NAME; PRINCIPAL                     COMPANIES                                  OFFICER SINCE
     BUSINESS                        ON WHICH  -------------------------------------------------------------------------------
  OCCUPATION FOR                      SERVES            FINANCIAL              MANAGED    MANAGED                       MUTUAL
       THE                            AS AN    AMERICA  SERVICES   INVESTMENT  ASSETS   INVESTMENTS  MASTER  MUNICIPAL   FUND
 PAST FIVE YEARS  AGE      OFFICE    OFFICER1   FUND      FUND       SERIES     TRUST      TRUST     SERIES   SERIES    TRUST
----------------- ----  ------------ --------  -------  ---------  ----------  -------  ------------ ------  ---------  ------
Michael A. Duffy,   40  Senior            1
 Senior Vice            Vice
 President and          President
 Investment
 Officer,
 Managing
 Director of
 Emerging Markets
 Management,
 Emerging Markets
 Investors
 Corporation,
 Strategic
 Investment
 Partners, and
 Strategic
 Investment
 Partners, Inc.

Karen L. Finkel;    38  Vice              2                9/92                             9/95
 Mrs. Finkel is a       President
 first vice
 president and
 portfolio
 manager of
 Mitchell
 Hutchins.

Scott H. Griff;     29  Vice              5
 Mr. Griff is a         President
 vice president         and
 and attorney of        Assistant
 Mitchell               Secretary
 Hutchins. Prior
 to January 1995,
 he was an
 associate at the
 law firm of
 Cleary,
 Gottlieb, Steen
 & Hamilton.

Ellen R. Harris;    49  Vice              3                                                 9/83
 Ms. Harris is a        President                                                       predecessor
 managing                                                                                  corp.
 director and
 portfolio
 manager of
 Mitchell
 Hutchins.

Mary B. King;       32  Vice              2                                                 9/92
 Mrs. King is a         President
 first vice
 president and
 manager of
 Mitchell
 Hutchins.

Ralph R. Layman;    40  Chief             1
 Mr. Layman is an       Investment
 executive vice         Officer
 president of GE
 Investment
 Management and
 General Electric
 Investment
 Corporation, a
 registered
 investment
 adviser. From
 1989 to July
 1991, he was an
 executive vice
 president,
 partner and
 portfolio
 manager of
 Northern Capital
 Management Co.

 NAME; PRINCIPAL
     BUSINESS
  OCCUPATION FOR
       THE         OLYMPUS  SECURITIES  INVESTMENT  INVESTMENT  INVESTMENT
 PAST FIVE YEARS     FUND     TRUST       TRUST      TRUST II   TRUST III
-----------------  -------- ----------  ----------  ----------  ----------
Michael A. Duffy,                                    11/93
 Senior Vice
 President and
 Investment
 Officer,
 Managing
 Director of
 Emerging Markets
 Management,
 Emerging Markets
 Investors
 Corporation,
 Strategic
 Investment
 Partners, and
 Strategic
 Investment
 Partners, Inc.
Karen L. Finkel;
 Mrs. Finkel is a
 first vice
 president and
 portfolio
 manager of
 Mitchell
 Hutchins.
Scott H. Griff;                           7/95
 Mr. Griff is a
 vice president
 and attorney of
 Mitchell
 Hutchins. Prior
 to January 1995,
 he was an
 associate at the
 law firm of
 Cleary,
 Gottlieb, Steen
 & Hamilton.
Ellen R. Harris;     1/85
 Ms. Harris is a   predecessor
 managing           corp.
 director and
 portfolio
 manager of
 Mitchell
 Hutchins.
Mary B. King;
 Mrs. King is a
 first vice
 president and
 manager of
 Mitchell
 Hutchins.
Ralph R. Layman;                          8/91
 Mr. Layman is an
 executive vice
 president of GE
 Investment
 Management and
 General Electric
 Investment
 Corporation, a
 registered
 investment
 adviser. From
 1989 to July
 1991, he was an
 executive vice
 president,
 partner and
 portfolio
 manager of
 Northern Capital
 Management Co.

                                               OFFICER INFORMATION--(CONTINUED)

                                      NO. OF
                                     INVESTMENT
 NAME; PRINCIPAL                     COMPANIES                                  OFFICER SINCE
     BUSINESS                        ON WHICH  -------------------------------------------------------------------------------
  OCCUPATION FOR                      SERVES            FINANCIAL              MANAGED    MANAGED                       MUTUAL
       THE                            AS AN    AMERICA  SERVICES   INVESTMENT  ASSETS   INVESTMENTS  MASTER  MUNICIPAL   FUND
 PAST FIVE YEARS  AGE      OFFICE    OFFICER1   FUND      FUND       SERIES     TRUST      TRUST     SERIES   SERIES    TRUST
----------------- ----  ------------ --------  -------  ---------  ----------  -------  ------------ ------  ---------  ------
Thomas J.           37  Vice              4                                                 9/94
 Libassi; Mr.           President
 Libassi is a
 senior vice
 president and
 portfolio
 manager of
 Mitchell
 Hutchins. Prior
 to May 1994, he
 was a vice
 president of
 Keystone
 Custodian Funds
 Inc. with
 portfolio
 management
 responsibility.

C. William Maher;   34  Vice             30      6/95      6/95        6/95      6/95       6/95       6/95     6/95      6/95
 Mr. Maher is a         President
 first vice             and
 president and a        Assistant
 senior manager         Treasurer
 of the mutual
 fund finance
 division of
 Mitchell
 Hutchins.

Dennis McCauley;    49  Vice             18                            9/95                 9/95       9/95     9/95      9/95
 Mr. McCauley is        President
 a managing
 director and
 chief investment
 officer--fixed
 income of
 Mitchell
 Hutchins. Prior
 to December
 1994, he was
 director of
 fixed income
 investments of
 IBM Corporation.

Susan P. Messina;   35  Vice              5                                                            9/95
 Ms. Messina is a       President
 senior vice
 president and
 portfolio
 manager for
 Mitchell
 Hutchins.

Ann E. Moran; Ms.   38  Vice             30      6/93      6/93        6/93      6/93       6/93       6/93     6/93      6/93
 Moran is a vice        President
 president of           and
 Mitchell               Assistant
 Hutchins.              Treasurer

Richard S.          41  Vice              1                                                                               9/95
 Murphy; Mr.            President
 Murphy is a
 senior vice
 president of
 Mitchell
 Hutchins. Prior
 to March 1994,
 Mr. Murphy was a
 vice president
 at American
 International
 Group.

Dianne E.           43  Vice             30     10/86      8/86       12/86      8/91      11/86       8/86     1/87     11/86
 O'Donnell; Ms.         President
 O'Donnell is a         and
 senior vice            Secretary
 president and
 deputy general
 counsel of
 Mitchell
 Hutchins.

 NAME; PRINCIPAL
     BUSINESS
  OCCUPATION FOR
       THE         OLYMPUS  SECURITIES  INVESTMENT  INVESTMENT  INVESTMENT
 PAST FIVE YEARS     FUND     TRUST       TRUST      TRUST II   TRUST III
-----------------  -------- ----------  ----------  ----------  ----------
Thomas J.                      5/94
 Libassi; Mr.
 Libassi is a
 senior vice
 president and
 portfolio
 manager of
 Mitchell
 Hutchins. Prior
 to May 1994, he
 was a vice
 president of
 Keystone
 Custodian Funds
 Inc. with
 portfolio
 management
 responsibility.
C. William Maher;    6/95      6/95       7/95        7/95        7/95
 Mr. Maher is a
 first vice
 president and a
 senior manager
 of the mutual
 fund finance
 division of
 Mitchell
 Hutchins.
Dennis McCauley;               9/95
 Mr. McCauley is
 a managing
 director and
 chief investment
 officer--fixed
 income of
 Mitchell
 Hutchins. Prior
 to December
 1994, he was
 director of
 fixed income
 investments of
 IBM Corporation.
Susan P. Messina;
 Ms. Messina is a
 senior vice
 president and
 portfolio
 manager for
 Mitchell
 Hutchins.
Ann E. Moran; Ms.    6/93      6/93       1/95        1/95        1/95
 Moran is a vice
 president of
 Mitchell
 Hutchins.
Richard S.
 Murphy; Mr.
 Murphy is a
 senior vice
 president of
 Mitchell
 Hutchins. Prior
 to March 1994,
 Mr. Murphy was a
 vice president
 at American
 International
 Group.
Dianne E.           10/86     12/92       1/95        1/95        1/95
 O'Donnell; Ms.
 O'Donnell is a
 senior vice
 president and
 deputy general
 counsel of
 Mitchell
 Hutchins.

                                               OFFICER INFORMATION--(CONTINUED)

                                      NO. OF
                                     INVESTMENT
 NAME; PRINCIPAL                     COMPANIES                                  OFFICER SINCE
     BUSINESS                        ON WHICH  -------------------------------------------------------------------------------
  OCCUPATION FOR                      SERVES            FINANCIAL              MANAGED    MANAGED                       MUTUAL
       THE                            AS AN    AMERICA  SERVICES   INVESTMENT  ASSETS   INVESTMENTS  MASTER  MUNICIPAL   FUND
 PAST FIVE YEARS  AGE      OFFICE    OFFICER1   FUND      FUND       SERIES     TRUST      TRUST     SERIES   SERIES    TRUST
----------------- ----  ------------ --------  -------  ---------  ----------  -------  ------------ ------  ---------  ------
Victoria E.         45  Vice             30      5/94      5/94        5/94      5/94       5/94       5/94     5/94      5/94
 Schonfeld; Ms.         President
 Schonfeld is a
 managing
 director and
 general counsel
 of Mitchell
 Hutchins. From
 April 1990 to
 May 1994, she
 was a partner in
 the law firm of
 Arnold & Porter.
 Prior to April
 1990, she was a
 partner in the
 law firm of
 Shereff,
 Friedman,
 Hoffman &
 Goodman.

Paul H. Schubert;   33  Vice             30      9/94      9/94        9/94      9/94       9/94       9/94     9/94      9/94
 Mr. Schubert is        President
 a first vice           and
 president and a        Assistant
 senior manager         Treasurer
 of the mutual
 fund finance
 division of
 Mitchell
 Hutchins. From
 August 1992 to
 August 1994, he
 was a vice
 president at
 BlackRock
 Financial
 Management Inc.
 Prior to August
 1992, he was an
 audit manager
 with Ernst &
 Young LLP.

Nirmal Singh; Mr.   39  Vice              5                                                 9/95       9/95
 Singh is a first       President
 vice president
 of Mitchell
 Hutchins. Prior
 to September
 1993, he was a
 member of the
 portfolio
 management team
 at Merrill Lynch
 Asset
 Management, Inc.

Julian F.           35  Vice             30      2/92      2/92        2/92      2/92       2/92       2/92     2/92      2/92
 Sluyters; Mr.          President
 Sluyters is a          and
 senior vice            Treasurer
 president and
 the director of
 the mutual fund
 finance division
 of Mitchell
 Hutchins. Prior
 to 1991, he was
 an audit senior
 manager with
 Ernst & Young
 LLP.

 NAME; PRINCIPAL
     BUSINESS
  OCCUPATION FOR
       THE         OLYMPUS  SECURITIES  INVESTMENT  INVESTMENT  INVESTMENT
 PAST FIVE YEARS     FUND     TRUST       TRUST      TRUST II   TRUST III
-----------------  -------- ----------  ----------  ----------  ----------
Victoria E.          5/94      5/94       1/95        1/95        1/95
 Schonfeld; Ms.
 Schonfeld is a
 managing
 director and
 general counsel
 of Mitchell
 Hutchins. From
 April 1990 to
 May 1994, she
 was a partner in
 the law firm of
 Arnold & Porter.
 Prior to April
 1990, she was a
 partner in the
 law firm of
 Shereff,
 Friedman,
 Hoffman &
 Goodman.
Paul H. Schubert;    9/94      9/94       1/95        1/95        1/95
 Mr. Schubert is
 a first vice
 president and a
 senior manager
 of the mutual
 fund finance
 division of
 Mitchell
 Hutchins. From
 August 1992 to
 August 1994, he
 was a vice
 president at
 BlackRock
 Financial
 Management Inc.
 Prior to August
 1992, he was an
 audit manager
 with Ernst &
 Young LLP.
Nirmal Singh; Mr.              9/95
 Singh is a first
 vice president
 of Mitchell
 Hutchins. Prior
 to September
 1993, he was a
 member of the
 portfolio
 management team
 at Merrill Lynch
 Asset
 Management, Inc.
Julian F.            2/92     12/92       1/95        1/95        1/95
 Sluyters; Mr.
 Sluyters is a
 senior vice
 president and
 the director of
 the mutual fund
 finance division
 of Mitchell
 Hutchins. Prior
 to 1991, he was
 an audit senior
 manager with
 Ernst & Young
 LLP.

                                               OFFICER INFORMATION--(CONTINUED)

                                      NO. OF
                                     INVESTMENT
 NAME; PRINCIPAL                     COMPANIES                                  OFFICER SINCE
     BUSINESS                        ON WHICH  -------------------------------------------------------------------------------
  OCCUPATION FOR                      SERVES            FINANCIAL              MANAGED    MANAGED                       MUTUAL
       THE                            AS AN    AMERICA  SERVICES   INVESTMENT  ASSETS   INVESTMENTS  MASTER  MUNICIPAL   FUND
 PAST FIVE YEARS  AGE      OFFICE    OFFICER1   FUND      FUND       SERIES     TRUST      TRUST     SERIES   SERIES    TRUST
----------------- ----  ------------ --------  -------  ---------  ----------  -------  ------------ ------  ---------  ------
Pamela J. Thomas;   31  Investment        1
 Ms. Thomas is a        Officer
 vice president
 of Global Equity
 and
 International
 Equity analyst
 for GEIC. Prior
 to May 1992, she
 was a graduate
 student at the
 Wharton School.

Mark A. Tincher;    40  Vice             11      9/95      9/95                  9/95       9/95       9/95
 Mr. Tincher is a       President
 managing
 director and
 chief investment
 officer--U.S.
 equity
 investments of
 Mitchell
 Hutchins. Prior
 to March 1995,
 he was a vice
 president and
 directed the
 U.S. funds
 management and
 equity research
 areas of Chase
 Manhattan
 Private Bank.

Gregory K. Todd;    39  Vice             30      6/93      6/93        6/93      6/93       6/93       6/93     6/93      6/93
 Mr. Todd is a          President
 first vice             and
 president and          Assistant
 associate              Secretary
 general counsel
 of Mitchell
 Hutchins. Prior
 to 1993, he was
 a partner in the
 law firm of
 Shereff,
 Friedman,
 Hoffman &
 Goodman.
Antoine W. van      50  Chief             1
 Agtmael,               Investment
 Executive Vice         Officer and
 President and          Executive
 Chief Investment       Vice
 Officer,               President
 President of
 Emerging Markets
 Management,
 Managing
 Director of
 Strategic
 Investment
 Management,
 Strategic
 Investment
 Managment
 International,
 Emerging Markets
 Investors
 Corporation,
 Strategic
 Investment
 Partners, Inc.
 and a Director
 of India Growth
 Fund.
Craig M.            37  Vice              4                9/95                             9/95       9/95
 Varrelman; Mr.         President
 Varrelman is a
 first vice
 president of
 Mitchell
 Hutchins.

 NAME; PRINCIPAL
     BUSINESS
  OCCUPATION FOR
       THE         OLYMPUS  SECURITIES  INVESTMENT  INVESTMENT  INVESTMENT
 PAST FIVE YEARS     FUND     TRUST       TRUST      TRUST II   TRUST III
-----------------  -------- ----------  ----------  ----------  ----------
Pamela J. Thomas;                        12/93
 Ms. Thomas is a
 vice president
 of Global Equity
 and
 International
 Equity analyst
 for GEIC. Prior
 to May 1992, she
 was a graduate
 student at the
 Wharton School.
Mark A. Tincher;     9/95      9/95
 Mr. Tincher is a
 managing
 director and
 chief investment
 officer--U.S.
 equity
 investments of
 Mitchell
 Hutchins. Prior
 to March 1995,
 he was a vice
 president and
 directed the
 U.S. funds
 management and
 equity research
 areas of Chase
 Manhattan
 Private Bank.
Gregory K. Todd;     6/93      6/93       1/95        1/95        1/95
 Mr. Todd is a
 first vice
 president and
 associate
 general counsel
 of Mitchell
 Hutchins. Prior
 to 1993, he was
 a partner in the
 law firm of
 Shereff,
 Friedman,
 Hoffman &
 Goodman.
Antoine W. van                                       11/93
 Agtmael,
 Executive Vice
 President and
 Chief Investment
 Officer,
 President of
 Emerging Markets
 Management,
 Managing
 Director of
 Strategic
 Investment
 Management,
 Strategic
 Investment
 Managment
 International,
 Emerging Markets
 Investors
 Corporation,
 Strategic
 Investment
 Partners, Inc.
 and a Director
 of India Growth
 Fund.
Craig M.                       9/95
 Varrelman; Mr.
 Varrelman is a
 first vice
 president of
 Mitchell
 Hutchins.

                                               OFFICER INFORMATION--(CONTINUED)

                                      NO. OF
                                     INVESTMENT
 NAME; PRINCIPAL                     COMPANIES                                  OFFICER SINCE
     BUSINESS                        ON WHICH  -------------------------------------------------------------------------------
  OCCUPATION FOR                      SERVES            FINANCIAL              MANAGED    MANAGED                       MUTUAL
       THE                            AS AN    AMERICA  SERVICES   INVESTMENT  ASSETS   INVESTMENTS  MASTER  MUNICIPAL   FUND
 PAST FIVE YEARS  AGE      OFFICE    OFFICER1   FUND      FUND       SERIES     TRUST      TRUST     SERIES   SERIES    TRUST
----------------- ----  ------------ --------  -------  ---------  ----------  -------  ------------ ------  ---------  ------
William W.          49  Vice              1                                                                     9/95
 Veronda; Mr.           President
 Veronda is a
 senior vice
 president of
 Mitchell
 Hutchins. Prior
 to September
 1995, he was a
 senior vice
 president and
 general manager
 at Invesco Funds
 Group.
Stuart Waugh; Mr.   40  Vice              5               12/93        9/92
 Waugh is a             President
 managing
 director and
 portfolio
 manager of
 Mitchell
 Hutchins
 responsible for
 global fixed
 income
 investments and
 currency
 trading.
Keith A. Weller;    34  Vice             24      9/95      9/95        9/95      9/95       9/95       9/95     9/95      9/95
 Mr. Weller is a        President
 first vice             and
 president and          Assistant
 associate              Secretary
 general counsel
 of Mitchell
 Hutchins. From
 September 1987
 to May 1995, he
 was an attorney
 in private
 practice.

 NAME; PRINCIPAL
     BUSINESS
  OCCUPATION FOR
       THE         OLYMPUS  SECURITIES  INVESTMENT  INVESTMENT  INVESTMENT
 PAST FIVE YEARS     FUND     TRUST       TRUST      TRUST II   TRUST III
-----------------  -------- ----------  ----------  ----------  ----------
William W.
 Veronda; Mr.
 Veronda is a
 senior vice
 president of
 Mitchell
 Hutchins. Prior
 to September
 1995, he was a
 senior vice
 president and
 general manager
 at Invesco Funds
 Group.
Stuart Waugh; Mr.             12/93
 Waugh is a
 managing
 director and
 portfolio
 manager of
 Mitchell
 Hutchins
 responsible for
 global fixed
 income
 investments and
 currency
 trading.
Keith A. Weller;     9/95      9/95
 Mr. Weller is a
 first vice
 president and
 associate
 general counsel
 of Mitchell
 Hutchins. From
 September 1987
 to May 1995, he
 was an attorney
 in private
 practice.

------------

1 Includes only investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser; each officer serves in the same capacity for each separate investment company.

                                                                      EXHIBIT FR

                       EXISTING FUNDAMENTAL RESTRICTIONS

    The existing fundamental restrictions of each Fund will be found on the following pages of this exhibit.

                               TABLE OF CONTENTS:

AMERICA FUND
  Growth and Income Fund............................................................    FR-2
FINANCIAL SERVICES FUND.............................................................    FR-3
INVESTMENT SERIES
  Global Income Fund................................................................    FR-5
INVESTMENT TRUST
  Tactical Fund.....................................................................    FR-7
  Global Equity Fund................................................................    FR-9
INVESTMENT TRUST II
  Emerging Markets Fund.............................................................   FR-11
INVESTMENT TRUST III
  Small Cap Growth Fund.............................................................   FH-13
MANAGED ASSETS TRUST
  Capital Appreciation Fund.........................................................   FR-15
MANAGED INVESTMENTS TRUST
  High Income Fund..................................................................   FR-16
  Investment Grade Fund.............................................................   FR-17
  Low Duration Fund.................................................................   FR-18
  U.S. Government Fund..............................................................   FR-20
  Utility Fund......................................................................   FR-22
MASTER SERIES
  Balanced Fund.....................................................................   FR-24
  PW Money Market Fund..............................................................   FR-25
MUNICIPAL SERIES
  Municipal High Income Fund........................................................   FR-26
  New York Tax-Free Fund............................................................   FR-28
MUTUAL FUND TRUST
  California Tax-Free Fund..........................................................   FR-30
  National Tax-Free Fund............................................................   FR-32
OLYMPUS FUND
  Growth Fund.......................................................................   FR-34
SECURITIES TRUST
  Small Cap Value Fund..............................................................   FR-36
  Strategic Income Fund.............................................................   FR-37

                                  AMERICA FUND
                             GROWTH AND INCOME FUND

    The Fund may not:

        (1) purchase any securities other than those its investment objective permits it to purchase;

        (2) purchase securities of any one issuer (except U.S. government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

        (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

        (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under the federal securities laws;

        (5) make short sales of securities or maintain a short position, except that the Fund may (a) make short sales and may maintain short positions in connection with its use of options, futures contracts and options on futures contracts and (b) sell short "against the box";

        (6) purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

        (7) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell stock index futures, interest rate futures and options thereon;

        (8) invest in oil, gas or mineral-related programs or leases;

        (9) make loans, except through loans of portfolio securities as described herein and except through repurchase agreements; provided that for purposes of this restriction the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of loans;

        (10) purchase any securities issued by any other investment company, except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer;

        (11) issue senior securities or borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in an aggregate amount not in excess of 10% of the Fund's total assets; provided further that the Fund will not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding; or

        (12) make an investment in any one industry if the investment would cause the aggregate value of the Fund's investments in such industry to exceed 25% of the Fund's total assets.

    The Fund will continue to interpret fundamental investment limitation (6) to prohibit investment in real estate limited partnerships.

                            FINANCIAL SERVICES FUND

    The Fund may not:

        (1) issue senior securities or borrow money, except from banks or through reverse repurchase agreements for emergency or temporary purposes, and then in an aggregate amount not in excess of 10% of the value of the Fund's total assets at the time of such borrowing, provided that the Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of the Fund's total assets are outstanding;

        (2) make an investment in any one industry if doing so would cause the value of investments in such industry or group of industries to equal or exceed 25% of the total assets of the Fund taken at market value, except that the Fund will invest, under normal circumstances, at least 25% of its total assets, taken at market value, in the related group of industries consisting of the financial services industries;

        (3) purchase securities of any one issuer (other than U.S. government securities) if as a result more than 5% of the Fund's total assets would be invested in securities of such issuer or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations;

        (4) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

        (5) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws;

        (6) make short sales of securities or maintain a short position, except that the Fund may make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and may sell short "against the box";

        (7) purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts;

        (8) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell stock index, interest rate and foreign currency futures contracts and options thereon;

        (9) invest in oil, gas or mineral-related programs or leases, provided that the Fund may invest in securities issued by companies that engage in such activities;

        (10) make loans, except through loans of portfolio securities as described in the Prospectus or this Statement of Additional Information and except through repurchase agreements, provided that for purposes of this limitation the acquisition of publicly distributed bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; or

        (11) purchase any securities issued by any other investment company, except by purchase in the open market where no commission or profit, other than a customary brokers' commission, is earned by any sponsor or dealer associated with the investment company whose shares are acquired as a result of such purchase, provided that such securities in the aggregate do not represent more than 10% of the total assets of the Fund, and except in connection with the merger, consolidation or acquisition of all the securities or assets of another investment company.

    The Fund will continue to interpret fundamental investment limitation (7) to prohibit investment in real estate limited partnerships.

                                   * * * * *

    In addition to the foregoing fundamental limitations, the Fund currently has an affirmative policy of investing, under normal circumstances, at least 65% of its total assets in equity securities of financial services companies, which may not be changed without approval of its Shareholders.

                               INVESTMENT SERIES
                               GLOBAL INCOME FUND

    The Fund may not:

        (1) issue senior securities or borrow money, except from banks or through reverse repurchase agreements for emergency or temporary purposes, and then in an aggregate amount not in excess of 10% of the value of the Fund's total assets at the time of such borrowing; provided that the Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of the value of the Fund's total assets are outstanding;

        (2) purchase securities of any one issuer if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 50% of the Fund's total assets may be invested without regard to this limitation and provided that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities;

        (3) make an investment in any one industry if the investment would cause the value of such investments at the time of purchase in such industry to be 25% or more of the total assets of the Fund taken at market value;

        (4) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

        (5) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws;

        (6) make short sales of securities or maintain a short position, except that the Fund may (a) make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and (b) sell short "against the box";

        (7) purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

        (8) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell interest rate and foreign currency futures contracts and options thereon, may engage in transactions in foreign currency and may purchase or sell options on foreign currencies for hedging purposes;

        (9) invest in oil, gas or mineral-related programs or leases;

        (10) make loans, except through loans of portfolio securities as described in the Statement of Additional Information and except through repurchase agreements, provided that for purposes of this restriction the acquisition of publicly distributed bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; or

        (11) purchase any securities issued by any other investment company, except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer.

    The Fund will continue to interpret fundamental investment limitation (7) to prohibit investment in real estate limited partnerships.

                                INVESTMENT TRUST
                                 TACTICAL FUND

    Under the investment restrictions adopted by the Trust with respect to the
Fund:

        (1) The Fund will not purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

        (2) The Fund will not purchase more than 10% of the voting securities of any one issuer, or more than 10% of the securities of any class of any one issuer, except that this limitation is not applicable to the Fund's investments in Government Securities, and up to 25% of the Fund's assets may be invested without regard to these 10% limitations.

        (3) The Fund will not borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 20% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the total assets of the Fund, the Fund will not make any additional investments.

        (4) The Fund will not lend money to other persons, except through purchasing debt obligations, lending portfolio securities in an amount not to exceed 30% of the Fund's assets taken at value and entering into repurchase agreements.

        (5) The Fund will invest no more than 25% of the value of its total assets in securities of issuers in any one industry.

        (6) The Fund will not purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

        (7) The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

        (8) The Fund will not purchase or sell real estate or real estate limited partnership interests, except that the Fund may purchase and sell securities of companies that deal in real estate or interests in real estate.

        (9) The Fund will not purchase or sell commodities or commodity contracts (except futures contracts and related options and other similar contracts).

        (10) The Fund will not act as an underwriter of securities, except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

                                INVESTMENT TRUST
                               GLOBAL EQUITY FUND

    The Fund may not:

        (1) purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation;

        (2) purchase more than 10% of the voting securities of any one issuer, or more than 10% of the securities of any class of any one issuer, except that this limitation is not applicable to the Fund's investments in Government Securities, and up to 25% of the Fund's assets may be invested without regard to these 10% limitations;

        (3) borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payment of dividends and distributions that might otherwise require the untimely disposition of securities, provided that such amounts shall not exceed 20% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made, and
    (b) whenever borrowings exceed 5% of the value of the total asset of the Fund, the Fund will not make any additional investments;

        (4) lend money to other persons, except through purchasing debt obligations, lending portfolio securities in an amount not to exceed 30% of the Fund's assets taken at value and entering into repurchase agreements;

        (5) invest more than 25% of the value of its total assets in securities of issuers in any one industry, which term will be deemed to include (a) the government of any country other than the United States, but not the United States government and (b) any supranational organization;

        (6) purchase securities on margin, except that (a) the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities, and (b) the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin;

        (7) make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short;

        (8) purchase or sell real estate or real estate limited partnership interests, except that the Fund may purchase and sell securities of companies that deal in real estate or interests in real estate;

        (9) purchase or sell commodities or commodity contracts (except currencies, stock index, currency and interest rate futures contracts and related options, forward foreign currency contracts and other similar contracts);

        (10) invest in oil, gas or other mineral leases or exploration or development programs;

        (11) act as an underwriter of securities, except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purpose of the 1933 Act;

        (12) purchase any security, other than a security acquired pursuant to a plan of reorganization or an offer of exchange, if as a result of the purchase (a) the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or (b) more than 5% of the value of the Fund's total assets would be invested in securities of any one or more closed-end investment companies;

        (13) participate on a joint or joint-and several basis in any securities trading account; or

        (14) make investments for the purpose of exercising control of management.

                              INVESTMENT TRUST II
                             EMERGING MARKETS FUND

    Under the investment restrictions adopted by the Trust with respect to the
Fund:

        (1) The Fund will not purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

        (2) The Fund will not purchase more than 10% of the voting securities of any one issuer, except that this limitation is not applicable to the Fund's investments in Government Securities, and up to 25% of the Fund's assets may be invested without regard to this 10% limitation.

        (3) The Fund may borrow from banks for leveraging purposes, as well as for temporary or emergency purposes such as the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings for temporary or emergency purposes exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

        (4) The Fund will not lend money to other persons, except through purchasing debt obligations, lending portfolio securities in an amount not to exceed 33 1/3% of the value of the Fund's total assets and entering into repurchase agreements.

        (5) The Fund will invest no more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include (a) the government of any country other than the United States, but not the United States Government and (b) all supranational organizations.

        (6) The Fund will not purchase securities on margin, except that the Fund may engage in short sales of securities and obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

        (7) The Fund will not purchase or sell real estate or real estate limited partnership interests, except that the Fund may purchase and sell securities of companies that deal in real estate or interests in real estate.

        (8) The Fund will not purchase or sell commodities or commodity contracts (except currencies, securities index and currency futures contracts and related options, forward foreign currency contracts and other similar contracts).

        (9) The Fund will not invest in oil, gas or other mineral leases or exploration or development programs.

        (10) The Fund will not act as an underwriter of securities, except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

                              INVESTMENT TRUST III
                             SMALL CAP GROWTH FUND

    Under the investment restrictions adopted by the Trust with respect to the
Fund:

        (1) The Fund will not purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

        (2) The Fund will not purchase more than 10% of the voting securities of any one issuer, except that this limitation is not applicable to the Fund's investments in Government Securities, and up to 25% of the Fund's assets may be invested without regard to this 10% limitation.

        (3) The Fund will not borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 20% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the total assets of the Fund, the Fund will not make any additional investments.

        (4) The Fund will not lend money to other persons, except through purchasing debt obligations, lending portfolio securities in an amount not to exceed 30% of the Fund's assets taken at value and entering into repurchase agreements.

        (5) The Fund will invest no more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include the government of any country other than the United States, but not the U.S. Government.

        (6) The Fund will not purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

        (7) The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

        (8) The Fund will not purchase or sell real estate or real estate limited partnership interests, except that the Fund may purchase and sell securities of companies that deal in real estate or interests in real estate.

        (9) The Fund will not purchase or sell commodities or commodity contracts, except futures contracts and related options and other similar contracts.

        (10) The Fund will not act as an underwriter of securities, except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

                              MANAGED ASSETS TRUST
                           CAPITAL APPRECIATION FUND

    The Fund may not:

        (1) purchase securities of any one issuer (except U.S. government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

        (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

        (3) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under the federal securities laws;

        (4) make short sales of securities or maintain a short position, except that the Fund may (a) make short sales of securities it does not own in an amount up to 25% of its net assets, (b) make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and (c) sell short "against the box";

        (5) purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

        (6) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, such as stock index, interest rate and bond index futures contracts and options thereon;

        (7) invest in oil, gas or mineral-related programs or leases;

        (8) make loans, except through loans of portfolio securities as described in the Prospectus or the Statement of Additional Information and except through repurchase agreements; provided that for purposes of this restriction the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of loans;

        (9) purchase any securities issued by any other investment company, except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer;

        (10) issue senior securities or borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in an aggregate amount not in excess of 10% of the Fund's total assets; provided further that the Fund will not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding; or

        (11) make an investment in any one industry if the investment would cause the aggregate value of the Fund's investments in such industry to equal or exceed 25% of the Fund's total assets.

    The Fund will interpret fundamental investment limitation (5) to prohibit investment in real estate limited partnerships.

                           MANAGED INVESTMENTS TRUST
                                HIGH INCOME FUND

    The Fund may not:

        (1) purchase the securities of any issuer if as a result more than 5% of the total assets of the Fund would be invested in the securities of that issuer; provided that securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are not subject to this limitation and further provided that up to 25% of the value of the Fund's assets may be invested without regard to this limitation;

        (2) issue senior securities or borrow money, except from banks or through reverse repurchase agreements for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of the Fund's total assets at the time of such borrowings; provided that the Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding;

        (3) purchase securities if, as a result of the purchase, the Fund would have more than 25% of the value of its total assets invested in securities of issuers in any one industry, except that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities;

        (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws;

        (5) purchase or sell real estate, except that investments in Ginnie Mae certificates and other debt securities secured by real estate or real estate interests are not subject to this limitation;

        (6) purchase securities on margin, make short sales of securities or maintain a short position in any security, except that the Fund may (a) make margin deposits, make short sales and maintain short positions in connection with its use of options, futures contracts and options on utures contracts and (b) sell short "against the box";

        (7) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell interest rate futures contracts and options thereon;

        (8) invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in issuers which invest in such programs;

        (9) purchase securities of other open-end investment companies, except in connection with a merger, consolidation or acquisition;

        (10) make loans, except through repurchase agreements and except in connection with the loan of securities as described herein; provided that for purposes of this restriction the acquisition of bonds or other debt obligations shall not be deemed to be the making of a loan; or

        (11) hold more than 10% of the outstanding voting securities of any issuer.

    The Fund will continue to interpret fundamental investment limitation (5) to prohibit investment in real estate limited partnerships. The Fund will continue to interpret fundamental investment limitation (8) to prohibit investment in oil, gas or mineral leases.

                           MANAGED INVESTMENTS TRUST
                             INVESTMENT GRADE FUND

    The Fund may not:

        (1) purchase the securities of any issuer if as a result more than 5% of the total assets of the Fund would be invested in the securities of that issuer; provided that securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are not subject to this limitation and further provided that up to 25% of the value of the Fund's assets may be invested without regard to this limitation;

        (2) issue senior securities or borrow money, except from banks or through reverse repurchase agreements for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of the Fund's total assets at the time of such borrowings; provided that the Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding;

        (3) purchase securities if, as a result of the purchase, the Fund would have more than 25% of the value of its total assets invested in securities of issuers in any one industry, except that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities;

        (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws;

        (5) purchase or sell real estate, except that investments in Ginnie Mae certificates and other debt securities secured by real estate or real estate interests are not subject to this limitation;

        (6) purchase securities on margin, make short sales of securities or maintain a short position in any security, except that a Fund may (a) make margin deposits, make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and (b) sell short "against the box";

        (7) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell interest rate futures contracts and options thereon;

        (8) invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in issuers which invest in such programs;

        (9) purchase securities of other open-end investment companies, except in connection with a merger, consolidation or acquisition;

        (10) make loans, except through repurchase agreements and except in connection with the loan of securities as described herein; provided that for purposes of this restriction the acquisition of bonds or other debt obligations shall not be deemed to be the making of a loan; or

        (11) hold more than 10% of the outstanding voting securities of any issuer.

    The Fund will continue to interpret fundamental investment limitation (5) to prohibit investment in real estate limited partnerships. The Fund will continue to interpret fundamental investment limitation (8) to prohibit investment in oil, gas or mineral leases.

                           MANAGED INVESTMENTS TRUST
                               LOW DURATION FUND

    The Fund may not:

        (1) purchase the securities of any issuer if as a result more than 5% of the total assets of the Fund would be invested in the securities of that issuer; provided that securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are not subject to this limitation and further provided that up to 25% of the value of the Fund's assets may be invested without regard to this limitation;

        (2) issue senior securities or borrow money, except from banks or through reverse repurchase agreements and mortgage dollar rolls, and then in an aggregate amount not in excess of 33 1/3% of the Fund's total assets (including the amount of the borrowings and senior securities issued but reduced by any liabilities not constituting senior securities) at the time of such borrowings, except that the Fund may borrow up to an additional 5% of total assets (not including the amount borrowed) for temporary or emergency purposes;

        (3) purchase securities if, as a result of the purchase, the Fund would have more than 25% of the value of its total assets invested in securities of issuers in any one industry, except that this limitation does not apply to (a) obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities and (b) investments in mortgage- and asset-backed securities, which (whether or not issued or guaranteed by an agency or instrumentality of the U.S. government) shall be considered a single industry for purposes of this limitation;

        (4) underwrite securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws;

        (5) purchase or sell real estate (including real estate limited partnerships), except that investments in mortgage-backed securities and other debt securities secured by real estate or interests therein are not subject to this limitation, and provided further that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to liquidate real estate acquired as a result of such enforcement;

        (6) purchase securities on margin, make short sales of securities or maintain a short position in any security, except that the Fund may (a) make margin deposits, make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and (b) sell short "against the box";

        (7) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, such as interest rate and bond index futures contracts and options thereon;

        (8) invest in oil, gas or mineral exploration or development programs or leases, except that the Fund may invest in issuers which invest in such programs;

        (9) purchase securities of other open-end investment companies, except in connection with a merger, consolidation or acquisition; or

        (10) make loans, except through repurchase agreements and except in connection with the loan of securities as described herein or in the Prospectus; provided that for purposes of this restriction the acquisition of bonds or other debt instruments, or interests therein, shall not be deemed to be the making of a loan.

    For purposes of fundamental investment limitation (1), mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of such securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance subsidiary or other single purpose subsidiary of a corporation that are not guaranteed by the parent corporation will be considered to be issued by a separate issuer from its parent corporation.

                           MANAGED INVESTMENTS TRUST
                              U.S. GOVERNMENT FUND

    The Fund may not:

        (1) purchase the securities of any issuer if as a result more than 5% of the total assets of the Fund would be invested in the securities of that issuer; provided that securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are not subject to this limitation and further provided that up to 25% of the value of the Fund's assets may be invested without regard to this limitation;

        (2) issue senior securities or borrow money, except from banks or through reverse repurchase agreements and dollar rolls, and then in an aggregate amount not in excess of 33 1/3% of the Fund's total assets (including the amount of the borrowings and senior securities issued but reduced by any liabilities not constituting senior securities) at the time of such borrowings, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

        (3) purchase securities if, as a result of the purchase, the Fund would have more than 25% of the value of its total assets invested in securities of issuers in any one industry, except that this limitation does not apply to (a) obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities and (b) investments in mortgage-backed and asset-backed securities, which (whether or not issued or guaranteed by an agency or instrumentality of the U.S. government) shall be considered a single industry for purposes of this limitation;

        (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws;

        (5) purchase or sell real estate, except that investments in Government National Mortgage Association ("Ginnie Mae") certificates and other debt securities secured by real estate or real estate interests are not subject to this limitation;

        (6) purchase securities on margin, make short sales of securities or maintain a short position in any security, except that the Fund may (a) make margin deposits, make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts, and (b) sell short "against the box";

        (7) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell interest rate futures contracts and options thereon;

        (8) invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in issuers which invest in such programs;

        (9) purchase securities of other open-end investment companies, except in connection with a merger, consolidation or acquisition;

        (10) make loans, except through repurchase agreements and except in connection with the loan of securities as described herein; provided that for purposes of this restriction the acquisition of bonds or other debt obligations shall not be deemed to be the making of a loan; or

        (11) hold more than 10% of the outstanding voting securities of any issuer.

    The Fund will continue to interpret fundamental investment limitation (5) to prohibit investment in real estate limited partnerships. The Fund will continue to interpret fundamental investment limitation (8) to prohibit investment in oil, gas or mineral leases.

                           MANAGED INVESTMENTS TRUST
                                  UTILITY FUND

    The Fund may not:

        (1) issue senior securities or borrow money, except from banks or through reverse repurchase agreements for emergency or temporary purposes, and then in an aggregate amount not in excess of 10% of the value of the Fund's total assets at the time of such borrowing, provided that the Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of the value of the Fund's total assets are outstanding;

        (2) purchase securities of any one issuer if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold 10% of the outstanding securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation and provided that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities;

        (3) make an investment in any one industry if the investment would cause the aggregate value of the Fund's investments in such industry to exceed 25% of the Fund's total assets, except that U.S. government securities are not subject to this limitation and except that the Fund, under normal circumstances, will invest 25% or more of its total assets in utility industries as a group (utility industries for this purpose consist of companies primarily engaged in the ownership or operation of facilities used in the generation, transmission or distribution of electricity, telecommunications, gas or water);

        (4) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

        (5) engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws and except that the Fund may write options;

        (6) make short sales of securities or maintain a short position, except that the Fund may (a) make short sales and maintain short positions in connection with its use of options, futures contracts, options on futures contracts and forward contracts and (b) sell short "against the box";

        (7) Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

        (8) purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts, such as interest rate, stock index, bond index and foreign currency futures contracts and options thereon, may engage in transactions in foreign currencies and may purchase or sell options on foreign currencies;

        (9) invest in oil, gas or mineral-related programs or leases; or

        (10) make loans, except through loans of portfolio securities and except through repurchase agreements, provided that for purposes of this restriction the acquisition of publicly distributed bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan.

                                 MASTER SERIES
                                 BALANCED FUND

    The Fund may not:

        (1) issue senior securities or borrow money, except from banks or through reverse repurchase agreements for emergency or temporary purposes, and then in an aggregate amount not in excess of 10% of the value of the Fund's total assets at the time of such borrowing, provided that the Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of the value of the Fund's total assets are outstanding;

        (2) purchase any securities other than those its investment objective and policies permit it to purchase;

        (3) purchase securities of any one issuer if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold 10% of the outstanding securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation and provided that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities;

        (4) purchase securities on margin except for short-term credit necessary for clearance of portfolio transactions;

        (5) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws;

        (6) make short sales of securities or maintain a short position, except that the Fund may sell short "against the box;"

        (7) purchase or sell real estate, including interests in real estate limited partnerships, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

        (8) purchase or sell commodities or commodity contracts;

        (9) invest in oil, gas or mineral-related programs or leases;

        (10) make loans, except through loans of portfolio securities s described in the Prospectus or Statement of Additional Information and except through repurchase agreements, provided that for purposes of this restriction the acquisition of publicly distributed bonds, debentures, or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; or

        (11) purchase any securities issued by any other investment company, except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer.

                                 MASTER SERIES
                              PW MONEY MARKET FUND

    The Fund may not:

        (1) borrow money, except from banks for temporary purposes and except for reverse repurchase agreements if otherwise permitted and then in an aggregate amount not in excess of 10% of the asset value of the Fund at the time of such borrowing;

        (2) make loans, except that the Fund may purchase or hold debt instruments, including repurchase agreements, in accordance with its investment policies and restrictions;

        (3) purchase or sell real estate, provided that the Fund may purchase commercial paper issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

        (4) purchase securities on margin, make short sales of securities, or maintain a short position;

        (5) act as underwriter of securities;

        (6) purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs;

        (7) acquire voting securities of any issuer or acquire securities of other investment companies, except in connection with a merger, consolidation or acquisition;

        (8) purchase securities of any one issuer, other than the U.S. government, its agencies and instrumentalities, if immediately after such purchase more than 5% of the Fund's total asset value would be invested in such issuer, except that up to 25% of the Fund's total assets may be invested without regard to such 5% limitation; or

        (9) purchase securities if immediately after such purchase more than 25% of the value of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury bills, other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, and certificates of deposit and bankers' acceptances of domestic branches of U.S. banks. With respect to this limitation, as to utility companies, gas, electric, water and telephone companies will be considered separate industries. As to finance companies, the following categories will be considered separate industries: (a) captive automotive finance; (b) captive equipment finance; (c) retail finance; (d) consumer loan companies; and (e) diversified finance companies.

                                MUNICIPAL SERIES
                           MUNICIPAL HIGH INCOME FUND

    The Fund may not:

        (1) issue senior securities or borrow money, except from banks for temporary purposes, provided that the aggregate amount borrowed does not exceed 10% of the total asset value of the Fund at the time of such borrowing and further provided that the Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding;

        (2) underwrite securities of other issuers, except to the extent that, in connection with the purchase of municipal securities directly from an issuer thereof in accordance with the Fund's investment objective, policies and limitations or the disposition of portfolio securities, the Fund may be deemed to be an underwriter;

        (3) purchase or sell real estate, except that the Fund may invest in municipal securities secured by real estate or interests therein;

        (4) purchase securities on margin, make short sales of securities or maintain a short position, except that the Fund may (a) make margin deposits, make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and
    (b) sell short "against the box";

        (5) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell futures contracts on municipal securities and on indexes of municipal securities and options thereon;

        (6) invest in oil, gas or mineral exploration or development programs;

        (7) purchase voting securities of any issuer or acquire securities of other investment companies, except in connection with a merger, consolidation or acquisition and except to the extent permitted by Section 12 of the Investment Company Act of 1940 ("1940 Act") (currently, up to 10% of the total assets of the Fund and no more than 5% of total assets in any single investment company and no more than 3% of the total outstanding voting stock of any one investment company);

        (8) make loans, except through repurchase agreements; provided that for purposes of this restriction the acquisition of publicly distributed municipal securities and other publicly distributed debt obligations shall not be deemed to be the making of a loan; and

        (9) purchase any security if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to municipal securities or securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

    For purposes of limitation (9), the District of Columbia, Puerto Rico, each state or territory, each public subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond ("IDB") or private activity bond ("PAB"), if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, if in either case the creating government or some other agency guarantees a security, such a guarantee would be considered a separate security and would be treated as an issuer of such government or other agency. While limitation (4) permits the Fund to sell short "against the box" and limitation (7) permits the Fund to invest up to 10% of its total assets in the securities of other investment companies, the Fund does not have any present intention of engaging in these practices.

    It is possible that the Fund from time to time will invest more than 25% of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, IDBs, PABs or airport bonds or in securities the interest upon which is paid from revenues of a similar type of project. In such circumstances, economic, business, political or other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market risk.

    The Fund will continue to interpret fundamental investment limitation (3) to prohibit investment in real estate limited partnerships.

                                   * * * * *

    In addition to the foregoing fundamental restrictions the Fund has an affirmative fundamental policy to invest, except for temporary purposes, at least 80% of its net assets in municipal obligations. The revisions to the Funds' fundamental restrictions under Proposal 3 will not change that policy.

                                MUNICIPAL SERIES
                             NEW YORK TAX-FREE FUND

    The Fund may not:

        (1) issue senior securities or borrow money, except from banks for temporary purposes, provided that the aggregate amount borrowed does not exceed 10% of the total asset value of the Fund at the time of such borrowing and further provided that the Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding;

        (2) underwrite securities of other issuers, except to the extent that, in connection with the purchase of municipal securities directly from an issuer thereof in accordance with the Fund's investment objective, policies and limitations or the disposition of portfolio securities, the Fund may be deemed to be an underwriter;

        (3) purchase or sell real estate, except that the Fund may invest in municipal securities secured by real estate or interests therein;

        (4) purchase securities on margin, make short sales of securities or maintain a short position, except that the Fund may (a) make margin deposits, make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and
    (b) sell short "against the box";

        (5) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell futures contracts on municipal securities and on indexes of municipal securities and options thereon;

        (6) invest in oil, gas or mineral exploration or development programs;

        (7) purchase voting securities of any issuer or acquire securities of other investment companies, except in connection with a merger, consolidation or acquisition and except to the extent permitted by Section 12 of the Investment Company Act of 1940 ("1940 Act") (currently, up to 10% of the total assets of the Fund and no more than 5% of total assets in any single investment company and no more than 3% of the total outstanding voting stock of any one investment company);

        (8) make loans, except through repurchase agreements; provided that for purposes of this restriction the acquisition of publicly distributed municipal securities and other publicly distributed debt obligations shall not be deemed to be the making of a loan; and

        (9) purchase any security if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to municipal securities or securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

    For purposes of limitation (9), the District of Columbia, Puerto Rico, each state or territory, each public subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond ("IDB") or private activity bond ("PAB"), if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, if in either case the creating government or some other agency guarantees a security, such a guarantee would be considered a separate security and would be treated as an issuer of such government or other agency. While limitation (4) permits the Fund to sell short "against the box" and limitation (7) permits the Fund to invest up to 10% of its total assets in the securities of other investment companies, the Fund does not have any present intention of engaging in these practices.

    It is possible that the Fund from time to time will invest more than 25% of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, IDBs, PABs or airport bonds or in securities the interest upon which is paid from revenues of a similar type of project. In such circumstances, economic, business, political or other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market risk.

    The Fund will continue to interpret fundamental investment limitation (3) to prohibit investment in real estate limited partnerships.

                                   * * * * *

    In addition to the foregoing fundamental restrictions, the Fund currently has an affirmative fundamental policy to invest, except under unusual market conditions, at least 80% of its net assets in investment grade debt obligations of varying maturities issued by the State of New York, its municipalities and public authorities or by other issuers if such obligations pay interest that is exempt from federal income tax as well as New York State and New York City personal income taxes and is not an item of tax preference for purposes of the federal alternative minimum tax. The revisions to the Fund's fundamental restrictions under Proposal 3 will not change that policy.

                               MUTUAL FUND TRUST
                            CALIFORNIA TAX-FREE FUND

    The Fund may not:

        (1) issue senior securities or borrow money, except from banks for temporary purposes, provided that the aggregate amount borrowed does not exceed 10% of the total asset value of the Fund at the time of such borrowing and further provided that the Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding;

        (2) underwrite securities of other issuers, except to the extent that, in connection with the purchase of municipal securities directly from an issuer thereof in accordance with the Fund's investment objective, policies and limitations or the disposition of portfolio securities, the Fund may be deemed to be an underwriter;

        (3) purchase or sell real estate, except that the Fund may invest in municipal securities secured by real estate or interests therein;

        (4) purchase securities on margin, make short sales of securities or maintain a short position, except that the Fund may (a) make margin deposits, make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and
    (b) sell short "against the box";

        (5) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell futures contracts on municipal securities and on indexes of municipal securities and options thereon;

        (6) invest in oil, gas or mineral exploration or development programs;

        (7) purchase voting securities of any issuer or acquire securities of other investment companies, except in connection with a merger, consolidation or acquisition and except to the extent permitted by Section 12 of the Investment Company Act of 1940 ("1940 Act") (currently, up to 10% of the total assets of the Fund and no more than 5% of total assets in any single investment company and no more than 3% of the total outstanding voting stock of any one investment company);

        (8) make loans, except through repurchase agreements; provided that for purposes of this restriction the acquisition of publicly distributed municipal securities and other publicly distributed debt obligations shall not be deemed to be the making of a loan; and

        (9) purchase any security if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to municipal securities or securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

    For purposes of limitation (9), the District of Columbia, Puerto Rico, each state or territory, each public subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond ("IDB") or private activity bond ("PAB"), if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, if in either case the creating government or some other agency guarantees a security, such a guarantee would be considered a separate security and would be treated as an issuer of such government or other agency. While limitation (4) permits the Fund to sell short "against the box" and limitation (7) permits the Fund to invest up to 10% of its total assets in the securities of other investment companies, the Fund does not have any present intention of engaging in these practices.

    It is possible that the Fund from time to time will invest more than 25% of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, IDBs, PABs or airport bonds or in securities the interest upon which is paid from revenues of a similar type of project. In such circumstances, economic, business, political or other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market risk.

    The Fund will continue to interpret fundamental investment limitation (3) to prohibit investment in real estate limited partnerships.

                                   * * * * *

    In addition to the foregoing fundamental restrictions, the Fund currently has an affirmative fundamental policy to invest, except under unusual market conditions, at least 80% of its net assets in investment grade debt obligations of varying maturities issued by the State of California, its municipalities and public authorities or by other issuers if such obligations pay interest that is exempt from federal income tax and California personal income tax and is not an item of tax preference for purposes of the federal alternative minimum tax. The revisions to the Fund's fundamental restrictions under Proposal 3 will not change that policy.

                               MUTUAL FUND TRUST
                             NATIONAL TAX-FREE FUND

    The Fund may not:

        (1) issue senior securities or borrow money, except from banks for temporary purposes, provided that the aggregate amount borrowed does not exceed 10% of the total asset value of the Fund at the time of such borrowing and further provided that the Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding;

        (2) underwrite securities of other issuers, except to the extent that, in connection with the purchase of municipal securities directly from an issuer thereof in accordance with the Fund's investment objective, policies and limitations or the disposition of portfolio securities, the Fund may be deemed to be an underwriter;

        (3) purchase or sell real estate, except that the Fund may invest in municipal securities secured by real estate or interests therein;

        (4) purchase securities on margin, make short sales of securities or maintain a short position, except that the Fund may (a) make margin deposits, make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and
    (b) sell short "against the box";

        (5) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell futures contracts on municipal securities and on indexes of municipal securities and options thereon;

        (6) invest in oil, gas or mineral exploration or development programs;

        (7) purchase voting securities of any issuer or acquire securities of other investment companies, except in connection with a merger, onsolidation or acquisition and except to the extent permitted by Section 12 of the Investment Company Act of 1940 ("1940 Act") (currently, up to 10% of the total assets of the Fund and no more than 5% of total assets in any single investment company and no more than 3% of the total outstanding voting stock of any one investment company);

        (8) make loans, except through repurchase agreements; provided that for purposes of this restriction the acquisition of publicly distributed municipal securities and other publicly distributed debt obligations shall not be deemed to be the making of a loan; and

        (9) purchase any security if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to municipal securities or securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

    For purposes of limitation (9), the District of Columbia, Puerto Rico, each state or territory, each public subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond ("IDB") or private activity bond ("PAB"), if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, if in either case the creating government or some other agency guarantees a security, such a guarantee would be considered a separate security and would be treated as an issuer of such government or other agency. While limitation (4) permits the Fund to sell short "against the box" and limitation (7) permits the Fund to invest up to 10% of its total assets in the securities of other investment companies, the Fund does not have any present intention of engaging in these practices.

    It is possible that the Fund from time to time will invest more than 25% of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, IDBs, PABs or airport bonds or in securities the interest upon which is paid from revenues of a similar type of project. In such circumstances, economic, business, political or other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market risk.

    The Fund will continue to interpret fundamental investment limitation (3) to prohibit investment in real estate limited partnerships.

                                   * * * * *

    In addition to the foregoing fundamental restrictions, the Fund has an affirmative fundamental policy to invest, except for temporary purposes, at least 80% of its net assets in municipal obligations that pay AMT exempt interest. The revisions to the Fund's fundamental restrictions under Proposal 3 will not change that policy.

                                  OLYMPUS FUND
                                  GROWTH FUND

    The Fund may not:

        (1) issue senior securities or borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in an aggregate amount not in excess of 10% of the Fund's total assets; provided further that the Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of the Fund's total assets are outstanding;

        (2) make an investment in any one industry if the investment would cause the aggregate value of the Fund's investments in such industry to exceed 25% of the Fund's total assets;

        (3) purchase securities of any one issuer (except U.S. government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

        (4) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

        (5) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws;

        (6) make short sales of securities or maintain a short position, except that the Fund may (a) make short sales and may maintain short positions in connection with its use of options, futures contracts and options on future contracts and (b) sell short "against the box";

        (7) purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

        (8) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell stock index futures and interest rate futures and options thereon;

        (9) invest in oil, gas or mineral-related programs or leases;

        (10) make loans, except through loans of portfolio securities as described herein and except through repurchase agreements; provided that for purposes of this restriction the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of loans; or

        (11) purchase any securities issued by any other investment company, except by purchase in the open market where no commission or profit, other than a customary brokers' commission, is earned by any sponsor or dealer associated with the investment company whose shares are acquired as a result of such purchase, provided that such securities in the aggregate do not represent more than 10% of the

    Fund's total assets, and except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer.

    The Fund will continue to interpret fundamental investment limitation (7) to prohibit investment in real estate limited partnerships.

                                SECURITIES TRUST
                              SMALL CAP VALUE FUND

    The Fund may not:

        (1) purchase securities of any one issuer (except U.S. government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

        (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

        (3) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under the federal securities laws;

        (4) make short sales of securities or maintain a short position, except that the Fund may make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts;

        (5) purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

        (6) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, such as stock index, interest rate and bond index futures contracts and options thereon;

        (7) invest in oil, gas or mineral-related programs or leases;

        (8) make loans, except through loans of portfolio securities as described herein and except through repurchase agreements; provided that for purposes of this restriction the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of loans;

        (9) purchase any securities issued by any other investment company, except in connection with the merger, consolidation or acquisition of all or substantially all the securities or assets of such an issuer;

        (10) issue senior securities or borrow money, except from banks for temporary purposes and for reverse repurchase agreements, and then in an aggregate amount not in excess of 10% of the Fund's total assets; provided further that the Fund will not purchase securities while borrowings in excess of 5% of the Fund's assets are outstanding; or

        (11) make an investment in any one industry if the investment would cause the aggregate value of the Fund's investments in such industry to equal or exceed 25% of the Fund's total assets. The Fund will interpret fundamental investment limitation (5) to prohibit investment in real estate limited partnerships.

                                SECURITIES TRUST
                             STRATEGIC INCOME FUND

    The Fund may not:

        (1) issue senior securities (including borrowing money from banks and other entities and through reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

        (2) make an investment in any one industry if the investment would cause the aggregate value of all investments in such industry to equal 25% or more of the Fund's total assets; provided, that this limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

        (3) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts, forward currency contracts and other financial instruments;

        (4) engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws and except that the Fund may write options;

        (5) make short sales of securities or maintain a short position, except that the Fund may maintain short positions in connection with its use of options, futures contracts, options on futures contracts and forward currency contracts;

        (6) purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and provided further that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to liquidate real estate acquired as a result of such enforcement;

        (7) purchase or sell commodities or commodity contracts, except that the Fund may sell commodities received upon the exercise of warrants, may purchase or sell financial and currency futures contracts and options thereon, may purchase and sell forward contracts, may engage in transactions in foreign currencies and may purchase or sell options on foreign currencies:

        (8) invest in oil, gas or mineral-related programs or leases; or

        (9) make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in loan assignments and participations, government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan.

CODE B

PROXY          Special Meetings of Shareholders - April 10, 1996          PROXY
-----                                                                     -----

This proxy is solicited on behalf of the Board of Trustees/Directors of the Company indicated above and relates to proposals with respect to the Company or to the series or portfolio of the Company indicated above ("Fund"). The undersigned hereby appoints as proxies Dianne E. O'Donnell and Keith A. Weller and each of them (with power of substitution) to vote for the undersigned all shares of beneficial interest/common stock of the undersigned in the Fund at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the relevant Company or Fund.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and return it in the enclosed envelope to: Alamo Direct, 280 Oser Avenue, Hauppauge, NY 11788. This proxy will not be voted unless it is dated and signed exactly as instructed hereon.


                                        If shares are held by an individual,
                                        sign your name exactly as it appears on
                                        this proxy card. If shares are held
                                        jointly, either party may sign, but the
                                        name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated -- for example: "ABC Corp., John Doe, Treasurer."


                                            Sign exactly as name appears hereon.

                                        ______________________ (L.S.)

                                        ______________________ (L.S.)


                                        Date __________________, 1996


                                                                               B

                             [COMPANY-FUND NAME]

Please indicate your vote by an "X" in the appropriate box below. The Board of Trustees/Directors recommends a vote "FOR"

1. Election of ten members of the Company's Board of Trustees/Directors to serve indefinite terms until their successors are duly elected and qualified;

FOR ALL NOMINEES except  [ ]                WITHHOLD AUTHORITY  [ ]
as marked to the contrary below             FOR ALL NOMINEES

INSTRUCTION: To Withhold Authority to vote for any individual nominee strike a line through the nominee's name in the list below

    Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard Burt, Marcy C. Farrell, Meyer Feldberg, George W. Gowen, Frederic V. Malek, Carl W. Schafer, John R. Torell III.

                                                          FOR  AGAINST  ABSTAIN

2.  Ratification of the selection of the Fund's
    independent auditors for its current fiscal year.     [ ]     [ ]     [ ]

3.  Approval of the proposed changes to the Fund's
    fundamental investment restrictions.                  [ ]     [ ]     [ ]

    [ ] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve the others, place an "X" in the box at left AND indicate the number(s)
         (as set forth in the proxy statement) of the investment restriction(s) you do not want to change on this line: ____________________


4.   Only for PaineWebber Managed Investments Trust -     [ ]     [ ]     [ ]
     PaineWebber High Income Fund: Approval of a proposed change to its investment objective.

                  PLEASE DATE AND SIGN THE FRONT SIDE OF THIS CARD.